Exhibit 99.2

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                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,


                            OCWEN FEDERAL BANK, FSB,
                                   as Servicer


                   RENAISSANCE HOME EQUITY LOAN TRUST 2005-1,
                                    as Issuer


                                       and


                      HSBC BANK USA, NATIONAL ASSOCIATION,
                              as Indenture Trustee


                          -----------------------------

                               SERVICING AGREEMENT

                           Dated as of March 31, 2005

                          -----------------------------




                                 Mortgage Loans


                    Renaissance Home Equity Loan Trust 2005-1




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                                TABLE OF CONTENTS


                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.....................................................5
Section 1.02.  Other Definitional Provisions...................................5
Section 1.03.  Interest Calculations...........................................5

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Section 2.01.  Representations, Warranties and Covenants Regarding
               the Servicer and the Master Servicer............................6
Section 2.02.  Existence.......................................................9
Section 2.03.  Enforcement of Representations and Warranties...................9

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  The Servicer...................................................10
Section 3.02.  Collection of Certain Mortgage Loan Payments...................12
Section 3.03.  Withdrawals from the Collection Account........................14
Section 3.04.  Maintenance of Hazard Insurance;
               Property Protection Expenses...................................15
Section 3.05.  Maintenance of Mortgage Impairment Insurance Policy............16
Section 3.06.  Management and Realization Upon Defaulted Mortgage Loans.......16
Section 3.07.  Indenture Trustee to Cooperate.................................18
Section 3.08.  Servicing Compensation; Payment of
               Certain Expenses by Servicer...................................18
Section 3.09.  Annual Statement as to Compliance..............................19
Section 3.10.  Annual Servicing Review........................................19
Section 3.11.  Access to Certain Documentation and
               Information Regarding the Mortgage Loans.......................19
Section 3.12.  Maintenance of Certain Servicing Insurance Policies............20
Section 3.13.  Reports to the Securities and Exchange Commission..............20
Section 3.14.  Compensating Interest..........................................23
Section 3.15.  Advances by the Servicer.......................................23
Section 3.16.  Optional Purchase of Defaulted Mortgage Loans..................24
Section 3.17.  Superior Liens.................................................25
Section 3.18.  Assumption Agreements..........................................25
Section 3.19.  Payment of Taxes, Insurance and Other Charges..................26
Section 3.20.  Advance Facility...............................................26
Section 3.21.  Covenants of the Servicer Regarding Prepayment Charges.........29



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Section 3.22.  Non-Solicitation...............................................30
Section 3.23.  Reports to Securities Administrator............................30
Section 3.24.  Reports of Foreclosures and Abandonments of Mortgaged
               Properties, Returns Relating to Mortgage Interest
               Received from Individuals and Returns Relating to
               Cancellation of Indebtedness...................................30

                                   ARTICLE IV

        ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE
                                MASTER SERVICER

Section 4.01.  Master Servicer................................................33
Section 4.02.  Reserved.......................................................33
Section 4.03.  Monitoring of Servicer.........................................33
Section 4.04.  Fidelity Bond..................................................34
Section 4.05.  Power to Act; Procedures.......................................35
Section 4.06.  Due-on-Sale Clauses; Assumption Agreements.....................35
Section 4.07.  Documents, Records and Funds in Possession
               of Master Servicer To Be Held for Trustee......................35
Section 4.08.  Possession of Certain Insurance Policies and Documents.........36
Section 4.09.  Compensation for the Master Servicer...........................36
Section 4.10.  Annual Officer's Certificate as to Compliance..................37
Section 4.11.  Annual Independent Accountant's Servicing Report...............37
Section 4.12.  Obligation of the Master Servicer in Respect
               of Prepayment Interest Shortfalls..............................38
Section 4.13.  Monthly Advances by the Master Servicer........................38
Section 4.14.  Merger or Consolidation........................................38
Section 4.15.  Resignation of Master Servicer.................................38
Section 4.16.  Assignment or Delegation of Duties by the Master Servicer......39

                                    ARTICLE V

                      THE MASTER SERVICER AND THE SERVICER

Section 5.01.  Liability of the Master Servicer and the Servicer..............40
Section 5.02.  Merger or Consolidation of, or Assumption
               of the Obligations of the Servicer.............................40
Section 5.03.  Limitation on Liability of the Servicer,
               the Master Servicer and Others.................................40
Section 5.04.  Servicer Not to Resign; Pledge of Servicing Rights.............41
Section 5.05.  Delegation of Duties...........................................42
Section 5.06.  Indemnification of the Trust by the
               Servicer and the Master Servicer...............................42

                                   ARTICLE VI

                                     DEFAULT

Section 6.01.  Servicer Events of Default.....................................43
Section 6.02.  Appointment of Successor Servicer..............................46
Section 6.03.  Master Servicer Events of Default..............................48
Section 6.04.  Appointment of Successor Master Servicer.......................51



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Section 6.05.  Waiver of Defaults.............................................52
Section 6.06.  Notification to Noteholders....................................53

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment......................................................54
Section 7.02.  GOVERNING LAW..................................................55
Section 7.03.  Notices........................................................55
Section 7.04.  Assignment.....................................................56
Section 7.05.  Severability of Provisions.....................................56
Section 7.06.  Third-Party Beneficiaries......................................56
Section 7.07.  Counterparts...................................................57
Section 7.08.  Effect of Headings and Table of Contents.......................57
Section 7.09.  Termination....................................................57
Section 7.10.  No Petition....................................................57
Section 7.11.  No Recourse....................................................57
Section 7.12.  Indenture Trustee Rights.......................................57
Section 7.13.  Waiver of Jury Trial...........................................57
Section 7.14.  No Recourse to Owner Trustee...................................57


EXHIBITS

Exhibit A      Mortgage Loan Schedule
Exhibit B      Form of Request for Release of Documents
Exhibit C-1    Form of Certification to Be Provided to the Master Servicer by
               the Securities Administrator
Exhibit C-2    Form of Certification to Be Provided to the Master Servicer by
               the Servicer
Exhibit D      Calculation of Realized Loss/Gain Form 332
Exhibit E      Standard File Layout - Scheduled/Scheduled
Exhibit F      Standard File Layout - Delinquency Reporting
Exhibit G      Form of Mortgage Loan Sale and Contribution Agreement



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                  This Servicing Agreement, dated as of March 31, 2005, among
Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator (the "Master Servicer" and the "Securities Administrator"), Ocwen Federal Bank, FSB, as Servicer (the "Servicer"), Renaissance Home Equity Loan Trust 2005-1, as Issuer (the "Issuer") and HSBC Bank USA, National Association, as Indenture Trustee (the "Indenture Trustee").


                         W I T N E S S E T H  T H A T :
                         ------------------------------

                  WHEREAS, pursuant to the terms of the Mortgage Loan Sale and Contribution Agreement, dated March 31, 2005 (the "Mortgage Loan Sale and Contribution Agreement"), among Delta Funding Corporation, as Originator, Renaissance REIT Investment Corp., as Seller and the Depositor, as Purchaser, the Depositor will acquire the Mortgage Loans;

                  WHEREAS, the Depositor will create Renaissance Home Equity Loan Trust 2005-1, a Delaware statutory trust, and will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Sale and Contribution Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement, dated as of March 31, 2005 (the "Trust Agreement"), among the Depositor, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Wells Fargo Bank, N.A., as certificate registrar and certificate paying agent, the Depositor will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 2005-1 (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of March 31, 2005 (the "Indenture") among the Issuer, the Indenture Trustee and the Securities Administrator, the Issuer will pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to or at the direction of the Purchaser the Home Equity Loan Asset-Backed Notes, Series 2005-1 (collectively, the "Notes"); and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Sub-Servicers and the Master Servicer will provide master servicing functions;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:



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                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02. OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (c) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (d) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  Section 1.03. INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months.




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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  Section 2.01. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING THE SERVICER AND THE MASTER SERVICER.

                  (a) The Servicer hereby represents, warrants and covenants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Securities Administrator, the Master Servicer and the Noteholders that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Servicer is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States and has, and had at all relevant times, full power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by the Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

                  (iii) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally or the rights of creditors of insured institutions, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (v) There are no actions or proceedings against, or investigations of, the Servicer pending or, to the knowledge of the Servicer, threatened, before any court,



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         administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (vii) No Officer's Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

                  (viii) The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

                  (ix) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (x) The collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

                  (xi) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and

                  (xii) The Servicer will file its report under Section 404 of the Sarbanes-Oxley Act of 2002 with the Commission as provided in its Form 10-K filed with the Commission in March 2005.

                  (b) The Master Servicer hereby represents, warrants and covenants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Securities Administrator and the Noteholders that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has, and had at all relevant times, full power to master service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;



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                  (ii)     The execution and delivery of this Agreement by the
         Master Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Master Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally or the rights of creditors of insured institutions, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (v) There are no actions or proceedings against, or investigations of, the Master Servicer pending or, to the knowledge of the Master Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Master Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date; and

                  (vii) The transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.



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                  (c)      The representations and warranties set forth in this
Section 2.01 shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders, the Person discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or its receipt of notice of such breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee or the Securities Administrator, such longer period specified in such consent, the Master Servicer or the Servicer, as the case may be, shall cure such breach in all material respects.

                  Section 2.02. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

                  Section 2.03. ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. Upon discovery by the Seller, the Depositor, the Servicer, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of any of the representations and warranties made by the Originator in the Mortgage Loan Sale and Contribution Agreement (attached hereto as Exhibit G), which materially and adversely affects the value of, or the interests of the Trust or the Noteholders in, the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the Originator. Within sixty (60) days of its discovery or its receipt of notice of breach, the Indenture Trustee shall enforce the obligation of the Originator to use all reasonable efforts to cure such breach in all material respects or purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 3.2 of the Mortgage Loan Sale and Contribution Agreement for such Mortgage Loan. Any such purchase by the Originator shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 3.1 of the Mortgage Loan Sale and Contribution Agreement. It is understood and agreed that the obligation of the Originator to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Originator respecting such breach available to the Servicer (in its role as such), the Master Servicer (in its role as such), the Noteholders, the Securities Administrator or the Indenture Trustee on behalf of Noteholders.



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                                  ARTICLE III

                  ADMINISTRATION ANDSERVICING OF MORTGAGE LOANS

                  Section 3.01. THE SERVICER.

                  (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (ii) meets the requirements of clause (2) of the definition of an Approved Servicer or is an affiliate of the Servicer. The Servicer shall give notice to the Master Servicer of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

                  (b) Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Master Servicer, the Securities Administrator and Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(d). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Event of Default), the Successor Servicer or its designee approved by the Master Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the



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Successor Servicer or designee approved by the Master Servicer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Successor Servicer does not terminate the Subservicing Agreements, the Successor Servicer, its designee or the successor servicer for the Successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders, PROVIDED, HOWEVER, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of payments to Noteholders, be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee and each Noteholder, all instruments of satisfaction or cancellation, of partial or full release, or of discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans similar to the Mortgage Loans and giving due consideration to the Noteholders' reliance on the Servicer.

                  (f) Within ninety (90) days after such time as each of the Indenture Trustee, the Master Servicer and the Securities Administrator receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to

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resignation pursuant to Section 5.04, after receipt by the Indenture Trustee and the Securities Administrator of the Opinion of Counsel required pursuant to
Section 5.04, the Successor Servicer shall assume all of the rights and obligations of the Servicer, subject to Section 6.02; provided that if the Servicer is removed pursuant to Section 6.02, the Successor Servicer shall immediately be obligated to make Monthly Advances and Servicing Advances as required in this Agreement. The Servicer shall, upon request of the Successor Servicer but at the expense of the Servicer, deliver to the Successor Servicer all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party who shall be entitled to reimbursement by the Servicer (or, to the extent not paid by the Servicer, by the Trust prior to payments to Noteholders) for Servicing Transfer Costs.

                  (g) The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee, the Master Servicer and the Securities Administrator on or before the Closing Date.

                  (h) Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; PROVIDED that such senior lien secures a mortgage loan that refinances a First Lien and the Combined Loan-to-Value Ratio of the related Mortgage Loan immediately following the refinancing (based on the outstanding principal balance of the Mortgage Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the related Cut-Off Date.

                  (i) The Servicer is authorized and empowered by the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of any Subservicer, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns.

                  Section 3.02. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

                  (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) subject to the provisions of Section 3.21 hereof, waive any prepayment charge, late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; PROVIDED that such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services; PROVIDED, FURTHER, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Servicer to the Master Servicer pursuant to Section 3.23.

                  (b) The Servicer shall establish and maintain a separate trust account (the "Collection Account") titled "HSBC Bank USA, National Association, as Indenture Trustee, in trust for the registered holders of Renaissance Home Equity Loan Trust 2005-1 Asset-Backed Notes, Series 2005-1". The Collection Account shall be an Eligible Account. On the Closing Date, the Seller shall cause to be deposited in the Collection Account any amounts representing payments on and any collections in respect of the Mortgage Loans received after the related Cut-Off Date (other than principal and interest accrued and due on or prior to March 1, 2005) and prior to the Closing Date. The Servicer shall deposit within two (2) Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

                  (i) all payments received after the related Cut-Off Date on account of principal on the Mortgage Loans (exclusive of payments in respect of principal on the Mortgage Loans which were due on or prior to the related Cut-off Date) and all Principal Prepayments and Curtailments collected after the related Cut-Off Date;

                  (ii) all payments received after the related Cut-Off Date on account of interest on the Mortgage Loans (exclusive of payments in respect of interest on the Mortgage Loans which have accrued and were due on or prior to the related Cut-Off Date);

                  (iii)    all Net Liquidation Proceeds net of Foreclosure
         Profits;

                  (iv) all Insurance Proceeds other than any portion thereof constituting Net Liquidation Proceeds;

                  (v)      all Released Mortgaged Property Proceeds;

                  (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.1(f), 3.1 or 3.2 of the Mortgage Loan Sale and Contribution Agreement and Section 3.16 hereof;

                  (vii) any amount required to be deposited in the Collection Account pursuant to Sections 3.02, 3.04, 3.05, 3.06, 3.07, 3.14,
         3.15(d), 3.16 and 3.21;

                  (viii)   any Prepayment Charges; and

                  (ix) the Purchase Price of any Mortgage Loan repurchased by the Originator pursuant to the Mortgage Loan Sale and Contribution Agreement and remitted by the Originator to the Servicer;

PROVIDED, HOWEVER, that, with respect to each Due Period, the Servicer shall be permitted to retain (x) from payments in respect of interest on a Mortgage Loan, the Servicing Fee and any Ancillary Income for such Mortgage Loan and (y) from payments from Mortgagors, Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds, any unreimbursed Servicing Advances and Monthly Advances or unpaid Servicing Fees related thereto. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Servicing Compensation or amounts received by the Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

                  The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments) pursuant to Section
3.01 of the Indenture. No such investment shall mature later than the Deposit Date. The Servicer shall deposit in the Collection Account, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefore from its own funds.

                  Section 3.03. WITHDRAWALS FROM THE COLLECTION ACCOUNT.

                  The Servicer shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

                  (i) before 1:00 p.m. (New York City time) on the related Deposit Date to withdraw the remaining Available Funds and Prepayment Charges, and, in each case, remit such funds to the Securities Administrator for deposit to the Payment Account;

                  (ii) to reimburse the Servicer for any accrued unpaid Servicing Compensation which the Servicer would not have been required to deposit in the Collection Account and for unreimbursed Monthly Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections on any Mortgage Loan and to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any purchase or repurchase proceeds on related Mortgage Loans;

                  (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (iv) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

                  (v) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.06 to the extent not advanced by the Servicer;

                  (vi) to reimburse the Servicer for Nonrecoverable Advances and any unpaid Servicing Fees related to a Mortgage Loan secured by a second lien on the related Mortgaged Property to the extent not recovered pursuant to clause (ii) above;

                  (vii) to pay to the Seller collections received in respect of accrued interest and principal on the Mortgage Loans due on or before the related Cut-Off Date;

                  (viii) to pay to the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee the portion of any Purchase Price in respect of clause (iv) of the definition thereof or of any Substitution Adjustment in respect of clause (d) of the definition thereof to the extent paid in respect of amounts incurred by or imposed on the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee, as the case may be;

                  (ix) to reimburse the Servicer for expenses incurred by it in connection with the Mortgage Loans or Notes and reimbursable pursuant to Section 5.03 hereof provided that such amount shall only be withdrawn following the withdrawal from the Collection Account for deposit into the Payment Account pursuant to clause (i) above; and

                  (x) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Certificateholders.

                  The parties to this Agreement acknowledge that Servicing Advances shall be reimbursable pursuant to this Section 3.03, and agree that no reimbursement of a Servicing Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with the terms of this Agreement.

                  Section 3.04. MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES.

                  The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the least of
(x) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (y) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (z) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure or by deed in lieu of foreclosure hazard insurance with extended coverage in an amount which is at least equal to the least of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and/or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of (A) the amount in clause (x) above, (B) the amount in clause (y) above and (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. The costs and expenses incurred by the Servicer in maintaining any such insurance shall constitute Servicing Advances.

                  Section 3.05. MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY.

                  In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy rating of A:VIII or better in Best's Key Rating Guide, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or the Master Servicer, the Servicer shall cause to be delivered to the such party, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee, and the Noteholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

                  Section 3.06. MANAGEMENT AND REALIZATION UPON DEFAULTED MORTGAGE LOANS.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prudent and prompt disposition and sale; provided that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.03 hereof). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.03 hereof. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Noteholders.

                  The Servicer shall cause to be deposited, no later than two
(2) Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or request the Indenture Trustee to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

                  The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Noteholders and, as soon as practicable thereafter, the expenses of such sale shall be paid out of the proceeds of such sale. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with
Section 3.03, for payment to the Noteholders in accordance with Section 3.05 of the Indenture.

                  The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee or to its nominee on behalf of Noteholders.

                  In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall (i) dispose of such Mortgaged Property within three (3) years after the close of the taxable year in which the Mortgaged Property was acquired (the "grace period") or (ii) prior to the expiration of any extension to such grace period which is requested on behalf of the Trust by the Servicer (at the expense of the Trust) more than sixty (60) days prior to the end of the grace period and granted by the Internal Revenue Service, unless the Trust shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to expiration of the grace period would not cause such Mortgaged Property to fail to constitute "foreclosure property" as defined in the Code.

                  If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will notify the Master Servicer prior to acquiring the Mortgaged Property. Nothing in this Section 3.06 shall affect the Servicer's right to deem certain advances proposed to be made Nonrecoverable Advances. For the purpose of this Section 3.06, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

                  Section 3.07. INDENTURE TRUSTEE TO COOPERATE.

                  Upon any Principal Prepayment, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(e), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. The Servicer is also authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee or Custodian is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or Custodian shall, upon request of the Servicer or the Master Servicer and delivery to the Custodian of two (2) copies of a Request for Release, one of which will be returned to the Servicer or the Master Servicer with the Mortgage File, in the form annexed hereto as Exhibit B, signed by a Servicing Officer or a Master Servicing Officer or in a mutually agreeable electronic format which originates from a Servicing Officer or a Master Servicing Officer, release the related Mortgage File to the Servicer or the Master Servicer, and the Indenture Trustee or Custodian shall execute such documents, in the forms provided by the Servicer or the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing or master servicing actions. Such Request for Release shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Indenture Trustee or the Custodian, as the case may be, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer or Master Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or Custodian to the Servicer or the Master Servicer.

                  In addition to the foregoing, the Indenture Trustee or Custodian shall release to the Seller, any Mortgage File for which the Seller has repurchased or substituted for the related Mortgage Loan pursuant to the Mortgage Loan Sale and Contribution Agreement and the Indenture Trustee or the Custodian shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. If, pursuant to Section 2.1(f) of the Mortgage Loan Sale and Contribution Agreement, the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall, at the Seller's expense, either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

                  Section 3.08. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER.

                  Subject to Section 3.14, the Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, late payment charges or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits, Ancillary Income and, subject to Section 3.01 of the Indenture, investment income on the Collection Account shall be additional servicing compensation and retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  Section 3.09. ANNUAL STATEMENT AS TO COMPLIANCE.

(a) The Servicer will deliver to the Seller, the Master Servicer and the Rating Agencies, on or before March 15 of each year, beginning with delivery on March 15, 2006, an Officer's Certificate stating that a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such calendar year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Servicer shall promptly notify the Seller, the Master Servicer and each Rating Agency upon any change in the basis on which its fiscal year is determined.

(b) The Servicer shall deliver to the Master Servicer and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become an Event of Default.

                  Section 3.10. ANNUAL SERVICING REVIEW.

                  Not later than March 15 of each year, beginning with the letter due March 15, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a letter or letters to the Seller, the Master Servicer and each Rating Agency to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto. The Servicer shall disclose to its certified public accountants all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with the aforementioned review, and all such disclosed deficiencies, if any, shall be included as part of the letter furnished pursuant to this Section 3.10.

                  Section 3.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

                  The Servicer shall provide to the Seller, the Indenture Trustee, the Master Servicer, the Custodian, Noteholders, and Note Owners which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation in the Servicer's possession regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this
Section 3.11 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section
3.11 as a result of such obligation shall not constitute a breach of this
Section 3.11. The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of costs thereof; provided, however, that no such reimbursement shall be required from either the Indenture Trustee, the Master Servicer or the Custodian. In addition the Seller shall have the right to review the Servicer's books and records and perform all necessary testing in accordance with the PCAOB Release No. 2004-001, dated March 9, 2004, as it pertains to the "Use of Service Organizations."

                  Section 3.12. MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES.

                  The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae for persons performing servicing for mortgage loans purchased by Fannie Mae. Upon reasonable request of the Depositor, the Servicer shall provide to the Depositor evidence of such insurance or fidelity bond.

                  Section 3.13. REPORTS TO THE SECURITIES AND EXCHANGE
COMMISSION.

                  (a) The Securities Administrator, the Master Servicer and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Master Servicer shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations promulgated thereunder. The Master Servicer shall execute and cause to be filed (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) any such Form 10-K on behalf of the Depositor. The Master Servicer shall execute and file any Form 8-K (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) on behalf of the Depositor and the Issuer (on behalf of the Depositor) accordingly hereby grants to the Master Servicer a limited power of attorney to execute and file any such Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Master Servicer from the Depositor of written termination of such power of attorney, and (ii) the termination of the Trust. Prior to January 30 of the first year in which the Master Servicer is able to do so under applicable law, the Master Servicer shall file a Form 15D Suspension Notification with respect to the Trust. Each of the Indenture Trustee, the Securities Administrator and the Servicer agrees to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission ("SEC"). The Master Servicer shall have no responsibility to file any items or reports other than those specified in this Section 3.13.

                  (b) Each Form 8-K (except for the initial Form 8-K in connection with the filing of this Agreement, which shall be filed by the Depositor) shall be filed by the Master Servicer within 15 days after each Payment Date, with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. On or prior to March 30th of each year commencing in 2006 (or such other date as may be required by the Exchange Act and the Rules and Regulations of the SEC), the Master Servicer shall file a Form 10-K, in substance as required by applicable law or applicable SEC staff interpretations. Such Form 10-K shall include as exhibits the Servicer's and the Master Servicer's annual statement of compliance described under Section 3.09 and
Section 4.10 and the accountant's report described under Sections 3.10 and 4.11, with respect to the Servicer and the Master Servicer, to the extent they have been timely delivered to the Master Servicer. The Form 10-K shall also include the certification in the form set forth in Section 3.13(c) below (the "Certification"), which shall be signed by the senior officer of the Master Servicer. If they are not so timely delivered, the Master Servicer shall file a Form 12b-25 no later than one business day following March 30th of such year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the SEC), in substance as required by applicable law or applicable SEC staff interpretations. In such event, the Master Servicer shall use reasonable efforts to file an amended Form 10-K including such documents as exhibits on or prior to April 15th of such year. If the amended Form-10K is not so timely filed, the Master Servicer and the Depositor shall use reasonable efforts to cooperate with the SEC to remedy such failure to timely file. The Master Servicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

                  (c) Unless the SEC issues written guidance to the contrary or otherwise informs the Seller, the Depositor, the Indenture Trustee, the Securities Administrator, the Master Servicer or the Servicer in writing that the approach set forth below is not permissible, the parties agree that the Form 10-K shall include the following certification:

MASTER SERVICER

         I, _______________, certify that

         1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in respect of periods included in the year covered by this annual report, of Renaissance Home Equity Loan Trust 2005-1;

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

         4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement;and

         5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:


Date:_________________________                       ______________________
                                                     Name:
                                                     Title:

                  Notwithstanding anything in this Agreement, the above certifications may be changed from time to time by the Master Servicer without the consent of any other parties to comply with any changes in applicable law.

                  (d) The Master Servicer agrees to furnish to each of the Depositor and the Servicer (to the extent such forms are not available on the internet website of the SEC) copies of each Form 8-K, including any executed reports, statements or other information included in such filing, filed with the SEC as provided in (a) above and a draft of the Form 10-K in the form proposed to the filed, including any executed reports, statements or other information included in such filing, and together with the foregoing Certification to be executed by the Depositor, at least five Business Days prior to the proposed filing date. In addition, unless the Securities Administrator and Master Servicer are the same entity, the Securities Administrator shall sign a certification (in the form attached hereto as Exhibit C-1) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of items 1, 2 and 3 of the Master Servicer's Certification set forth in
(c) above (provided, however, that the Securities Administrator shall not undertake an analysis of the accountant's reports attached as an exhibit to the Form 10-K).

                  (e) The Servicer shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the Master Servicer and its officers, directors and Affiliates.

                  (f) The Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee agree to use their good faith efforts to cooperate in complying with the requirements of this Section 3.13.

                  (g) The Securities Administrator covenants and agrees to indemnify the Master Servicer and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with or relating to the inaccuracy of the Securities Administrator's certification to the Master Servicer. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Securities Administrator, in connection with or relating to the inaccuracy of the Securities Administrator's certification to the Master Servicer, agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, liabilities, damages, claims or expenses of the Master Servicer in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Securities Administrator on the one hand and the Master Servicer on the other. The indemnity provided by this paragraph shall not be effective if the Securities Administrator and the Master Servicer are the same entity.

                  (h) The Servicer covenants and agrees to indemnify the Master Servicer and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with or relating to the inaccuracy of the Servicer's certification to the Master Servicer. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer, in connection with or relating to the inaccuracy of the Servicer's certification to the Master Servicer, agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, liabilities, damages, claims or expenses of the Master Servicer in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Servicer on the one hand and the Master Servicer on the other.

                  (i) The Master Servicer and its counsel and the Servicer and its counsel shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to this Agreement as may be necessary to comply with any rules promulgated by the SEC and any interpretations thereof by the staff of the SEC, subject to the provisions of
Section 7.01 hereof.

                  Section 3.14. COMPENSATING INTEREST.

                  Not later than the Determination Date, the Servicer shall deposit to the Collection Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date resulting from Principal Prepayments in full during the related Prepayment Period and (B) an amount equal to the product of (i) 1/12, (ii) the Servicing Fee Rate and (iii) the Pool Balance as of the first day of the related Due Period. The Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section 3.14.

                  Section 3.15. ADVANCES BY THE SERVICER.

                  (a) Not later than 1:00 p.m. New York time on the Deposit Date related to each Payment Date, the Servicer shall remit to the Securities Administrator for deposit in the Payment Account an amount to be paid on the related Payment Date pursuant to Section 3.05 of the Indenture, equal to the Monthly Payment due on each Mortgage Loan during the related Due Period, but not received as of the related Determination Date (net of the Servicing Fee) such amount being defined herein as the "Monthly Advance." With respect to any Balloon Loan that is delinquent on its maturity date, the Servicer will continue to make Monthly Advances with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable Loan Rate (net of the Servicing Fee) according to the original amortization schedule for such Mortgage Loan. The obligation to make Monthly Advances with respect to each Mortgage Loan shall continue until such Mortgage Loan becomes a Liquidated Mortgage Loan.

                  (b) Notwithstanding anything herein to the contrary, (i) no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance and (ii) no Monthly Advance or Servicing Advance shall be required with respect to Civil Relief Act Interest Shortfalls.

                  (c) All Monthly Advances and Servicing Advances, including any Nonrecoverable Advances shall be reimbursed on a "first in, first out" ("FIFO") basis.

                  (d) So long as the Servicer is Ocwen Federal Bank FSB or otherwise has long-term debt rated at least investment grade by one of the Rating Agencies, Monthly Advances may be made by the Servicer either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 3.15, used by the Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before the next Deposit Date.

                  Section 3.16. OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

                  The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Master Servicer) to purchase for its own account from the Trust any Mortgage Loan which is ninety (90) days or more delinquent in the manner and at the price specified in the Mortgage Loan Purchase Agreement. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Indenture Trustee, upon receipt of such deposit in the Payment Account by the Securities Administrator, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Indenture Trustee's right, title and interest in and to such

Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto.

                  Section 3.17. SUPERIOR LIENS.

                  The Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a First Lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Noteholders and/or to preserve the security of the related Mortgage Loan. The Servicer shall promptly notify the Indenture Trustee of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Noteholders in accordance with the servicing standards in Section 3.01. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

                  Section 3.18. ASSUMPTION AGREEMENTS.

                  When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; PROVIDED, HOWEVER, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Indenture Trustee and the Master Servicer that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee and the Master Servicer the original of such substitution or assumption agreement which original shall be added by the Indenture Trustee or its Custodian to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 3.18, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 3.19. PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

                  With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor. The Servicer shall maintain a third-party (which may be an Affiliate of the Servicer) tax monitoring service.

                  Section 3.20. ADVANCE FACILITY.

                  (a) The Servicer is hereby authorized to enter in to a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Servicer assigns or pledges to another Person (an "Advancing Person") the Servicer's rights under this Agreement to be reimbursed for any Monthly Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Indenture Trustee, the Master Servicer, the Securities Administrator, Noteholders or any other party is required before the Servicer may enter into an Advance Facility; PROVIDED, HOWEVER, that the consent of the Indenture Trustee, the Master Servicer and the Securities Administrator shall be required before the Servicer may cause to be outstanding at one time more than one Advance Facility with respect to Monthly Advances or more than one Advance Facility with respect to Servicing Advances. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Monthly Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make Monthly Advances and

Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Monthly Advances including Nonrecoverable Advances related thereto ("Monthly Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances related thereto ("Servicing Advance Reimbursement Amounts" and together with Monthly Advance Reimbursement Amounts, "Servicer Reimbursement Amounts") (in each case to the extent that such type of Servicer Reimbursement Amount is included in the Advance Facility, then the Servicer shall identify such Servicer Reimbursement Amounts as received, consistently with the reimbursement rights set forth in this Agreement, and shall remit such Servicer Reimbursement Amounts in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (each, an "Advance Facility Trustee") designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct the Securities Administrator to, and if so directed the Securities Administrator is hereby authorized to and shall, pay to the Advancing Person or the Advance Facility Trustee the Servicer Reimbursement Amounts identified pursuant to the preceding sentence. Notwithstanding anything to the contrary herein, in no event shall Monthly Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in "Available Funds" or paid to Noteholders. If the Servicer makes a remittance to the Securities Administrator of Servicer Reimbursement Amounts under Section 3.03(i) as described above, the Servicer shall report to the Master Servicer and the Securities Administrator the portions of such remittance that consist of Available Funds, Monthly Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

                  (b) If the Servicer enters into an Advance Facility and elects to remit Servicer Reimbursement Amounts to the Securities Administrator, the Servicer and the related Advancing Person shall deliver to the Securities Administrator a written notice and payment instruction (an "Advance Facility Notice"), providing the Securities Administrator with written payment instructions as to where to remit Monthly Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Servicer Reimbursement Amount is included within the Advance Facility) on subsequent Payment Dates. The payment instruction shall require the applicable Servicer Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person (and any related Advance Facility Trustee); PROVIDED, HOWEVER, that the provisions of this Section 3.20 shall cease to be applicable when all Monthly Advances and Servicing Advances funded by an Advancing Person, and when all Monthly Advances and Servicing Advances the rights to be reimbursed for which have been assigned or pledged to an Advancing Person, have been repaid to the related Advancing Person in full.

                  (c) Servicer Reimbursement Amounts shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with Section 3.03(ii) or Section 3.03(vi) hereof, assuming the Servicer had made the related Monthly Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to

Noteholders pursuant to the provisions of Section 3.15. None of the Securities Administrator, the Maseter Servicer or the Indenture Trustee shall have any duty or liability with respect to the calculation of any Servicer Reimbursement Amount and, if the Servicer has elected to remit Servicer Reimbursement Amounts to the Securities Administrator, each of the Securities Administrator, the Master Servicer and the Indenture Trustee shall be entitled to rely without independent investigation on the Advance Facility Notice and on the Servicer's report of the amount of Monthly Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from the Servicer to the Securities Administrator pursuant to Section 3.03(i). The Servicer shall maintain and provide to any Successor Servicer and (upon request) the Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the Successor Servicer shall not be liable for any errors in such information. None of the Depositor, the Indenture Trustee, the Master Servicer or the Securities Administrator shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Servicer Reimbursement Amount, and none of the Depositor, the Indenture Trustee, the Master Servicer or the Securities Administrator shall, as a result of the existence of any Advance Facility, have any additional responsibility to track or monitor the administration of such Advance Facility or the payment of Servicer Reimbursement Amounts to an Advancing Person.

                  (d) An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Monthly Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Monthly Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.01 hereof.

                  (e) Servicer Reimbursement Amounts distributed with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Monthly Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a FIFO basis. The Servicer shall provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Servicer Reimbursement Amount distributed by the Securities Administrator to such Advancing Person or Advance Facility Trustee on each Payment Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Servicer Reimbursement Amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Monthly Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

                  (f) Notwithstanding anything to the contrary in this Agreement, none of the Master Servicer, the Securities Administrator or the Indenture Trustee shall be responsible for tracking or monitoring Servicer Reimbursement Amounts or any Advance Facility, and none of such parties shall be obligated to make any payment with respect to any Servicer Reimbursement Amount. The Servicer who enters into an Advance Facility shall indemnify the Indenture Trustee, the Trust, the Master Servicer, the Securities Administrator and any Successor Servicer for any loss, liability or damage resulting from any claim by the related Advancing Person, except (i) in the case of the Indenture Trustee, the Securities Administrator, the Master Servicer or the Trust, (A) resulting from any such claim which arises by reason of such party's, as applicable, willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of the such party's reckless disregard of its obligations and duties hereunder or (B) any such claim for which such party receives indemnification from the Servicer or a Successor Servicer pursuant to Section 5.06(a), or (ii) in the case of a Successor Servicer, which claim arises by reason of such Successor Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Notwithstanding the foregoing, the exclusions set forth in clauses
(i) and (ii) above from the Servicer's obligation to indemnify the Indenture Trustee, the Trust, the Master Servicer, the Securities Administrator and any Successor Servicer shall not be applicable, in any case, to the extent the applicable claim, loss, liability or damage was incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder, or by reason of a breach of the Servicer's obligations and duties under this Agreement.

                  (g)      Notwithstanding anything to the contrary in this
Section 3.20, the Servicer shall consult with the Master Servicer in determining the manner in which any Advance Facility shall affect a Successor Servicer before the Servicer shall enter into an Advance Facility. Any amendment to this
Section 3.20 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.20, including amendments to add provisions relating to a Successor Servicer, may be entered into by the parties hereto without the consent of any Noteholder, notwithstanding anything to the contrary in this Agreement, and provided that such Amendment otherwise complies with the terms hereof. All reasonable costs and expenses (including attorneys' fees) of each party hereto of any such amendment shall be borne solely by the Servicer. The parties hereto hereby acknowledge and agree that: (i) the Monthly Advances and/or Servicing Advances financed by and/or pledged to an Advancing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Monthly Advances and/or Servicing Advances only to the extent provided herein, and the Indenture Trustee and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Monthly Advances and/or Servicing Advances financed by the Advancing Person; (ii) the Servicer will be responsible for remitting to the Advancing Person the applicable amounts collected by it as reimbursement for Monthly Advances and/or Servicing Advances funded by the Advancing Person, subject to the provisions of this Agreement and (iii) the Indenture Trustee, the Master Servicer and the Securities Administrator shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advancing Person.

                  Section 3.21. COVENANTS OF THE SERVICER REGARDING PREPAYMENT CHARGES.

                  (a) The Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless (i) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default, or (ii) the collection of the Prepayment Charge would be in violation of applicable laws or regulations.

                  (b) Upon discovery by the Servicer, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of the foregoing, which materially and adversely affects the Holders of any NIMs Notes, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Servicer or the Master Servicer, or receipt of notice by the Servicer or the Master Servicer, as applicable, of such breach, the Servicer shall cure such breach in all material respects. If the covenant made by the Servicer is breached the Servicer must pay into the Collection Account the amount of the waived Prepayment Charge (less any amount previously collected and paid by the Servicer into the Collection Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Prepayment Charge Schedule in effect at such time).

                  Section 3.22. NON-SOLICITATION.

                  Neither the Master Servicer nor the Servicer shall take any action or permit or cause any action to be taken by any of the Master Servicer's or the Servicer's agents or affiliates, or by any independent contractors on the Master Servicer's or the Servicer's behalf, to personally, by telephone, mail, e-mail or other similar methods of communication, solicit any Mortgagor or obligor under any of the Mortgage Loans to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Seller, or any of its successors or assigns. It is understood and agreed that promotions undertaken by the Master Servicer or the Servicer which are directed to the general public at large, or designated segments thereof, including without limitation mass mailings based on commercially acquired mailing lists, newspaper, radio, telephone and television advertisements shall not constitute solicitation under this Section 3.22.

                  Section 3.23. REPORTS TO SECURITIES ADMINISTRATOR.

                  Not later than 1:00 p.m., New York time, on the 18th calendar day of each month, or if such 18th day is not a Business Day, the immediately preceding Business Day, the Servicer shall deliver to the Master Servicer (who shall deliver to the Securities Administrator) by electronic means reasonably acceptable to the Master Servicer, a computer file containing the loan level information set forth in Exhibits D, E and F hereto necessary to permit the Master Servicer to perform its obligations hereunder and the Securities Administrator to calculate the information required by clauses (i) through (xxv) of Section 7.05 of the Indenture as of the end of the preceding Prepayment Period or Due Period, as applicable, and such other information as the Master Servicer or the Securities Administrator shall reasonably require.

                  Section 3.24. REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTIES, RETURNS RELATING TO MORTGAGE INTEREST RECEIVED FROM INDIVIDUALS AND RETURNS RELATING TO CANCELLATION OF INDEBTEDNESS.

                  The Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in 2006. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

                                   ARTICLE IV

        ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE
                                MASTER SERVICER

                  Section 4.01. MASTER SERVICER.

                  The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Payment Account pursuant to the terms hereof based on information provided to the Master Servicer by the Securities Administrator pursuant to the third paragraph of Section 6.01(j) of the Indenture.

                  The Indenture Trustee shall provide access and shall cause the Custodian to provide access and the Securities Administrator shall provide access, in each case to the records and documentation in possession of the Indenture Trustee, the Custodian or the Securities Administrator, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Indenture Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities and shall cause the Custodian to allow representatives of the above entities and the Securities Administrator shall allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee's, the Custodian's or the Securities Administrator's, as the case may be, actual costs.

                  Section 4.02. RESERVED.

                  Section 4.03. MONITORING OF SERVICER.



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


                  (a) The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an Officer's Certificate of the Servicer with regard to the Servicer's compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Servicer, the Seller and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

                  (b) The Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, Article III and Article VI, cause the Indenture Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VI. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans; provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  (c) The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Payment Account if the Servicer does not timely fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

                  (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

                  (e) If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

                  (f) The Master Servicer shall not be liable for any acts or omissions of the Servicer.

                  Section 4.04. FIDELITY BOND.

                  The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees. Upon reasonable request of the Depositor, the Master Servicer shall provide to the Depositor evidence of such insurance or fidelity bond.

                  Section 4.05. POWER TO ACT; PROCEDURES.

                  The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Master Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Indenture Trustee in connection with such Person's use or misuse of any such power of attorney). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

                  Section 4.06. DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.

                  To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.

                  Section 4.07. DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR TRUSTEE.

                  (a) The Master Servicer shall transmit to the Indenture Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Indenture Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Payment Account. The Master Servicer shall, and, subject to
Section 3.11, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

                  (b) All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Payment Account.

                  Section 4.08. POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS.

                  The Indenture Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any Notes of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts payable in respect of the Notes has been paid in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Indenture Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any Notes of renewal, and such other documents or instruments related to the Mortgage Loans that come into the possession of the Master Servicer from time to time.

                  Section 4.09. COMPENSATION FOR THE MASTER SERVICER.

                  As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer on each Payment Date (with respect to the calendar month that immediately preceded the month of such Payment Date) from funds in the Payment Account. The Master Servicing Fee payable to the Master Servicer in respect of any Payment Date shall be reduced in accordance with
Section 4.12. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

                  Section 4.10. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

                  (a) The Master Servicer will deliver to the Seller, the Indenture Trustee, the Securities Administrator and the Rating Agencies, on or before March 15th of each year, beginning with delivery on March 15, 2006, an Officer's Certificate certifying that with respect to the period ending December 31st of the prior year: (i) such Master Servicing Officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Master Servicing Officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Master Servicing Officer to lead such Master Servicing Officer to believe that the Master Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof.

                  (b) Copies of such statements shall be provided to any Noteholder upon request, by the Master Servicer or by the Securities Administrator at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Securities Administrator with such statement or (ii) the Securities Administrator shall be unaware of the Master Servicer's failure to provide such statement).

                  Section 4.11. ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING
REPORT.

                  Not later than March 15th of each year, beginning with the letter due March 15, 2006, if the Master Servicer has, during the course of any calendar year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Indenture Trustee, the Securities Administrator, the Rating Agencies and the Seller to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Noteholder upon request by the Master Servicer, or by the

Securities Administrator at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Indenture Trustee and the Securities Administrator whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

                  Section 4.12. OBLIGATION OF THE MASTER SERVICER IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS.

                  In the event that the Servicer fails to perform on any Determination Date its obligations pursuant to Section 3.14, the Master Servicer shall remit to the Securities Administrator not later than the Payment Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Payment Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Payment Date, without reimbursement therefor.

                  Section 4.13. MONTHLY ADVANCES BY THE MASTER SERVICER.

                  If the Servicer fails to remit any Monthly Advance required to be made pursuant to Section 3.15, the Master Servicer shall itself make, or shall cause the Successor Servicer to make, such Advance. If the Master Servicer determines that a Monthly Advance is required, it shall on the Business Day preceding the related Payment Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Payment Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed for all Monthly Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. If the Master Servicer determines that a Monthly Advance is a Nonrecoverable Advance, it shall, on or prior to the related Payment Date, deliver an Officer's Certificate to the Indenture Trustee and the Securities Administrator to such effect.

                  Section 4.14. MERGER OR CONSOLIDATION.

                  Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that is an Approved Servicer.

                  Section 4.15. RESIGNATION OF MASTER SERVICER.

                  Except as otherwise provided in Sections 4.14 and 4.16 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master

Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an independent Opinion of Counsel to such effect delivered to the Issuer, the Depositor, the Seller and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee shall have assumed, or a Successor Master Servicer shall have been appointed by the Indenture Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Indenture Trustee.

                  If, at any time, the Master Servicer resigns under this
Section 4.15, or transfers or assigns its rights and obligations under Section 4.16, or is removed as Master Servicer pursuant to Section 6.03, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent and Note Registrar. In such event, the obligations of each such party shall be assumed by the Indenture Trustee or such Successor Master Servicer appointed by the Indenture Trustee (subject to the provisions of Section 6.04).

                  Section 4.16. ASSIGNMENT OR DELEGATION OF DUTIES BY THE MASTER SERVICER.

                  Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; PROVIDED, HOWEVER, that the Master Servicer shall have the right with the prior written consent of the Indenture Trustee and the Seller (which consent shall not be unreasonably withheld), and upon delivery to the Indenture Trustee and the Seller of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Notes, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Seller and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a Successor Master Servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such Successor Master Servicer. Such Successor Master Servicer shall also pay the fees of the Indenture Trustee and the Securities Administrator, as provided herein.



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


                                   ARTICLE V

                      THE MASTER SERVICER AND THE SERVICER

                  Section 5.01. LIABILITY OF THE MASTER SERVICER AND THE
SERVICER.

                  The Master Servicer and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer or Servicer, as the case may be, herein.

                  Section 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE SERVICER.

                  Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the Successor Servicer shall satisfy all the requirements of Section 6.02 with respect to the qualifications of a Successor Servicer.

                  Section 5.03. LIMITATION ON LIABILITY OF THE SERVICER, THE MASTER SERVICER AND OTHERS.

                  Neither the Master Servicer, the Servicer nor any of the directors or officers or employees or agents of the Master Servicer or the Servicer shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer or the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Master Servicer or the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer or the Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer or the Servicer hereunder. The Master Servicer or the Servicer and any director or officer or employee or agent of the Master Servicer or the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement or results from a breach of representation by the Servicer) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Master Servicer shall be indemnified by the Issuer pursuant to Section 6.07 of the Indenture.

                  The Master Servicer or the Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and that in its opinion, may involve it in any expense or liability; provided, however, that the Servicer and the Master Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust. The Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 4.15 or 6.03 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

                  Section 5.04. SERVICER NOT TO RESIGN; PLEDGE OF SERVICING RIGHTS.

                  Subject to the provisions of Section 5.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon the proposal by the Servicer or the Servicing Rights Owner of an Approved Servicer to the Seller, the Depositor and the Master Servicer in writing; PROVIDED, HOWEVER, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Master Servicer as Successor Servicer shall have assumed the Servicer's responsibilities and obligations hereunder or the Master Servicer shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause
(i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee.

                  Notwithstanding the foregoing, on or after the Closing Date, the Servicer or the Servicing Rights Owner may pledge and assign all of its right, title and interest in, to and under this Agreement to one or more lenders ("Servicing Rights Pledgees") selected by the Servicer or the Servicing Rights Owner. Provided that no Servicer Event of Default exists, the Indenture Trustee and the Master Servicer agree that upon delivery to the Indenture Trustee and the Master Servicer by a Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer resigns as servicer under this Agreement pursuant to this Section 5.04, the Master Servicer shall appoint such Servicing Rights Pledgee or its designee as Successor Servicer, provided that at the time of such appointment, such Servicing Rights Pledgee or its designee is an Approved Servicer and that such Servicing Rights Pledgee or its designee agrees to be subject to the terms of this Agreement.

                  Section 5.05. DELEGATION OF DUTIES.

                  In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04. The Servicer shall provide the Indenture Trustee, the Master Servicer and the Securities Administrator with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

                  Section 5.06. INDEMNIFICATION OF THE TRUST BY THE SERVICER AND THE MASTER SERVICER.

                  (a) The Servicer shall indemnify and hold harmless the Trust, the Master Servicer, the Securities Administrator and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 5.06(a) shall survive the termination of this Agreement.

                  (b) If the Servicer fails to make when due (without regard to any cure period) any Monthly Advance or deposit required by it hereunder, the Servicer shall pay the Securities Administrator for the account of the Securities Administrator interest at the prime rate from the date on which such payment was due (without regard to any cure period) to and including the date on which the Servicer makes such payment.

                  (c) The Master Servicer shall indemnify and hold harmless the Trust, the Securities Administrator, the Servicer and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in master servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 5.06(c) shall survive the termination of this Agreement.

                  (d) If the Master Servicer fails to make when due (without regard to any cure period) any Monthly Advance or deposit required by it hereunder, the Master Servicer shall pay the Securities Administrator for the account of the Securities Administrator interest at the prime rate from the date on which such payment was due (without regard to any cure period) to and including the date on which the Master Servicer makes such payment.

                                   ARTICLE VI

                                     DEFAULT

                  Section 6.01. SERVICER EVENTS OF DEFAULT.

                  (a) If any one of the following events ("Servicer Events of Default") shall occur and be continuing:

                  (i) (A) The failure by the Servicer to make any Monthly Advance which continues unremedied for a period of one (1) Business Day after it was due; (B) any other failure by the Servicer to deposit in the Collection Account or the Payment Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after such deposit was due or (C) the failure by the Servicer to make any remittances into the Payment Account required pursuant to Section 3.03(i) which continues unremedied for a period of one (1) Business Day after it was due;

                  (ii) (A) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of sixty (60) days, or (B) the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure materially and adversely affects the interests of the Noteholders, continues unremedied for a period of sixty (60) days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Securities Administrator or the Indenture Trustee or to the Servicer and the Master Servicer, the Securities Administrator or the Indenture Trustee, by the Holders of not less than 25% of the aggregate Note Balance of the Notes; PROVIDED, HOWEVER, that in the case of a failure that cannot be cured within sixty (60) days, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Master Servicer, the Securities Administrator, the Indenture Trustee and the Seller that the Servicer is diligently pursuing remedial action;

                  (iii) The filing of a petition against the Servicer in a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v)      the Servicer Termination Test is failed; or

                  (vi) (a) any reduction or withdrawal of the ratings or any shadow ratings of any Class of Notes attributable principally to the Servicer or the servicing of the Mortgage Loans or (b) any placement by a Rating Agency of any Class of Notes on credit watch with negative implications attributable principally to the Servicer or the servicing of the Mortgage Loans; or

                  (vii) any reduction or withdrawal of the ratings of the Servicer as a servicer of subprime mortgage loans by one or more of the Rating Agencies that maintains a servicer rating system and a rating on the Notes to "below average" or below; or

                  (viii) the failure by the Servicer to duly perform, within the required time period, its obligation to provide the annual statement of compliance described under Section 3.09, the accountant's report described under Section 3.10 or the certification described under Section 3.13(e), which failure continues unremedied for a period of ten days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer;

                  (ix) the failure by the Servicer to provide, within the time frame specified herein, any required reports or data pertaining to the Mortgage Loans, which failure continues unremedied for a period of fifteen days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

                  (x)      the identification under any filing pursuant to
         Section 404 of the Sarbanes-Oxley Act of 2002 which identifies material weaknesses in connection with the Servicer's ongoing evaluation of internal controls which materially and adversely affect the Servicer's ability to perform any of its duties under this Agreement.

                  (b) then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (a)(i)(A) above, (1) on the related Deposit Date, upon receipt of written notice or discovery by the Master Servicer or a Responsible Officer of the Indenture Trustee or of the Securities Administrator of such failure, the Master Servicer shall give telephonic notice (by no later than 5:00 p.m. New York time on such Deposit Date) of the failure to make a Monthly Advance to a Servicing Officer of the Servicer and, to the extent the applicable current contact information has been provided to the Master Servicer, the Servicing Rights Pledgee and (2) on the Business Day immediately following the related Deposit Date, upon receipt of written notice or discovery by the Master Servicer or a Responsible Officer of the Indenture Trustee or of the Securities Administrator of the continued failure to make such Monthly Advance, the Master Servicer shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and the Master Servicer shall direct the Indenture Trustee to terminate all of the rights and obligations of the Servicer under this Agreement and the Successor Servicer appointed in accordance with Section 6.02 shall immediately make such Monthly Advance prior to the distribution of funds on the related Payment Date and assume, pursuant to Section 6.02, the duties of a Successor Servicer and (y) in the case of clause (a)(i)(C) the Indenture Trustee and the Depositor may (and shall at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes) and in the case of clause (a)(i)(B) and (ii) through (x) above, the Indenture Trustee shall, at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes by notice then given in writing to the Seller, the Servicer, the Master Servicer, the Servicing Rights Pledgee (to the extent the applicable current contact information has been provided to the Master Servicer), the Rating Agencies and if given by Holders of Notes, to the Indenture Trustee, terminate all of the rights and obligations of the Servicer as servicer under this Agreement. On or after receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Servicer pursuant to and under this Section 6.01; and, without limitation, the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Successor Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for the administration by it of all cash amounts that shall at the time be held by the predecessor Servicer and to be deposited by it in the Collection Account, or that have been deposited by the predecessor Servicer in the Collection Account or thereafter received by the predecessor Servicer with respect to the Mortgage Loans. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 6.01 shall be paid by the predecessor Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Servicer, by the Trust prior to payments to Noteholders (or, if the predecessor Servicer is the Master Servicer, by the initial Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Certificateholders.

                  Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Servicing Fees to which the Servicer would have been entitled and reimbursement for all outstanding Monthly Advances and Servicing Advances, including but not limited to trailing expenses representing Servicing Advances incurred by the Servicer prior to but invoiced after the date of termination, which amount shall be remitted by the Successor Servicer to the terminated Servicer as permitted under
Section 3.03 on a first-in, first-out basis. The

Servicer shall continue to be entitled to the benefits of Section 5.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

                  (c) Upon the occurrence of a Servicer Event of Default, the Servicer shall act as Servicer under this Agreement, subject to the right of removal set forth in subsection (b) hereof, for an initial period commencing on the date on which such Servicer Event of Default occurred and ending on the last day of the calendar quarter in which such Servicer Event of Default occurred, which period may be extended by the Master Servicer (an "Extension Notice") for a succeeding quarterly period ending on December 31, March 31, June 30 and September 30 of each year (each such quarterly period for which the Servicer shall be designated to act as Servicer hereunder, a "Servicer Term of Service") until such time as the Master Servicer, the Securities Administrator and the Indenture Trustee receives written direction from the Holders of not less than 51% of the aggregate Note Balance of the Notes not to deliver an Extension Notice, in which event the Master Servicer shall follow such direction; provided that nothing in this clause (c) shall prohibit the Master Servicer from removing (or prohibit Noteholders from directing the Indenture Trustee or the Securities Administrator to direct the Master Servicer to remove) the Servicer pursuant to clause (b) above. In the event the Master Servicer fails to deliver an Extension Notice prior to the end of any Servicer Term of Service, the Servicer shall be automatically terminated.

                  (d) If the Successor Servicer or another Person succeeds to the obligations of Servicer hereunder, the term of the Successor Servicer or such Person shall not be limited unless and until a Servicer Event of Default thereafter occurs with respect to such Successor Servicer or other Person. At such time, the provisions of Section 6.01(c) and (d) shall become applicable to the then-acting Servicer and the Person then-obligated to succeed such then-acting Servicer.

                  Section 6.02. APPOINTMENT OF SUCCESSOR SERVICER.

                  (a) The Issuer and the Indenture Trustee hereby appoint, and Wells Fargo Bank, N.A., hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Section 5.04 hereof, upon receipt by the Servicer of a notice of termination pursuant to Section 6.01 or upon resignation of the Servicer pursuant to Section 5.04(i), to be the successor (the "Successor Servicer") in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession; PROVIDED, HOWEVER, that, without affecting the immediate termination of the rights of the Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 100 days (the "Servicer Transition Period") after receipt by the Servicer of a notice of termination before the servicing transfer is fully effected.

                  During the Servicer Transition Period, none of the Successor Servicer, the Securities Administrator nor the Indenture Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

                  As compensation therefor, the Successor Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Servicer is unwilling or legally unable to act as successor servicer, the Master Servicer may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; PROVIDED that the appointment of any such Successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Notes by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Successor Servicer is prohibited by law from so acting, the Successor Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Master Servicer and such successor shall agree). The appointment of a Successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Indenture Trustee, the Master Servicer and the Securities Administrator pursuant to Section 5.06, nor shall any Successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Master Servicer, the Securities Administrator or a Successor Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Servicer during the Servicer Transition Period. The Indenture Trustee, the Master Servicer, the Securities Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Notwithstanding the foregoing, if a Servicer Event of Default occurs, the Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee shall have a period of up to twenty (20) days after receipt of a notice of termination to appoint an Approved Servicer as Successor Servicer. Such right of appointment shall terminate immediately, however, if such terminated Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee fails to make any required Monthly Advance, Servicing Advance or any other deposit required to be made pursuant to the terms of this Agreement, as and when required by this Agreement (taking into account any applicable cure period). All costs and expenses associated with the appointment, whether or not consummated, and the subsequent transfer of servicing (which must be completed within 100 days after receipt by the Servicer of a notice of termination) are required to be paid by the terminated Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee out of the proceeds of sale or otherwise. Any proceeds remaining after such costs and expenses have been paid for by the terminated Servicer, shall be the property of the terminated Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee, as applicable.

                  (b) Any successor, including the Successor Servicer, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the

Mortgage Loans for the benefit of Noteholders in accordance with all of the terms and provisions hereof and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

                  (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the Successor Servicer, including the Master Servicer if the Master Servicer is acting as Successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer, at its sole expense, shall cooperate with the Successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the Successor Servicer or (y) in causing MERS to designate on the MERS(R) System the Successor Servicer as the servicer of such Mortgage Loan (at the cost and expense of the Successor Servicer to the extent such costs relate to the qualification of such Successor Servicer as a member of MERS, otherwise at the cost and expense of the predecessor Servicer). The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The Successor Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

                  Section 6.03. MASTER SERVICER EVENTS OF DEFAULT.

                  (a) If any one of the following events ("Master Servicer Events of Default") shall occur and be continuing:

                  (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 7.05 of the Indenture which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Indenture Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

                  (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in clauses (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

                  (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Notes because of the financial condition or loan servicing capability of such Master Servicer; or

                  (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a Successor Master Servicer as specified in
         Section 6.04 hereof; or

                  (vii) If a representation or warranty set forth in Section 2.01(b) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Noteholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

                  (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Indenture Trustee and the Holders of not less than 50% of the aggregate Note Balance of the Notes; or

                  (ix) After receipt of notice from the Indenture Trustee, any failure of the Master Servicer to make any Monthly Advances when such Monthly Advances are due, as required to be made hereunder.

                  (b) then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (ix) above, upon receipt of written notice or discovery by a Responsible Officer of the Indenture Trustee or of the Securities Administrator of such failure, the Indenture Trustee shall give immediate telephonic notice of such failure to a Master Servicing Officer of the Master Servicer and the Indenture Trustee shall terminate all of the rights and obligations of the Master Servicer under this Agreement and the Successor Master Servicer appointed in accordance with Section 6.02 shall immediately make such Monthly Advance prior to the payment of funds on the related Pyament Date and assume, pursuant to Section 6.04, the duties of a Successor Servicer and (y) in the case of clauses (i), (ii), (iii), (iv), (v),
(vi), (vii) and (viii) above, the Indenture Trustee shall, at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes by notice then given in writing to the Master Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Seller. On or after receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Master Servicer pursuant to and under this Section 6.03; and, without limitation, the Successor Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Successor Master Servicer, the Servicer, the Securities Administrator and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with transferring any Mortgage Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this
Section 6.03 shall be paid by the predecessor Master Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Master Servicer, by the Trust prior to payments to Noteholders (or, if the predecessor Master Servicer is the Indenture Trustee, by the initial Master Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Certificateholders.

                  Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Master Servicing Fees to which the Master Servicer would have been entitled and reimbursement for all outstanding Monthly Advances which amount shall be remitted by the Successor Master Servicer to the terminated Master Servicer as permitted under Section 3.01 of the Indenture on a first-in, first-out basis. The Master Servicer shall continue to be entitled to the benefits of Section 5.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

                  (c) Upon the occurrence of a Master Servicer Event of Default, the Indenture Trustee shall act as Master Servicer under this Agreement, subject to the right of removal set forth in subsection (b) hereof, for an initial period commencing on the date on which such Master Servicer Event of Default occurred and ending on the last day of the calendar quarter in which such Master Servicer Event of Default occurred, which period shall be extended by the Indenture Trustee (an "Extension Notice") for a succeeding quarterly period ending on December 31, March 31, June 30 and September 30 of each year (each such quarterly period for which the Master Servicer shall be designated to act as Master Servicer hereunder, a "Master Servicer Term of Service") until such time as the Securities Administrator and the Indenture Trustee receives written direction from the Holders of not less than 51% of the aggregate Note Balance of the Notes not to deliver an Extension Notice, in which event the Indenture Trustee shall follow such direction; provided that nothing in this clause (c) shall prohibit the Indenture Trustee from removing (or prohibit Noteholders from directing the Indenture Trustee or the Securities Administrator to direct the Indenture Trustee to remove) the Master Servicer pursuant to clause (b) above. In the event the Indenture Trustee fails to deliver an Extension Notice prior to the end of any Master Servicer Term of Service, the Master Servicer shall be automatically terminated.

                  (d) If the Successor Master Servicer or another Person succeeds to the obligations of Master Servicer hereunder, the term of the Successor Master Servicer or such Person shall not be limited unless and until a Master Servicer Event of Default thereafter occurs with respect to such Successor Master Servicer or other Person. At such time, the provisions of
Section 6.03(c) and (d) shall become applicable to the then-acting Master Servicer and the Person then-obligated to succeed such then-acting Master Servicer.

                  Section 6.04. APPOINTMENT OF SUCCESSOR MASTER SERVICER.

                  (a) The Issuer and the Indenture Trustee hereby appoint, and HSBC Bank USA, National Association, hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Section 4.15 thereof, upon receipt by the Master Servicer of a notice of termination pursuant to
Section 6.03 or upon resignation of the Master Servicer pursuant to Section 4.15, to be the successor (the "Successor Master Servicer") in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession; PROVIDED, HOWEVER, that, without affecting the immediate termination of the rights of the Master Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 90 days (the "Master Servicer Transition Period") before the master servicing transfer is fully effected.

                  During the Master Servicer Transition Period, neither the Successor Master Servicer, the Securities Administrator nor the Indenture Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

                  As compensation therefor, the Successor Master Servicer shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Master Servicer is legally unable to act as successor servicer, the Indenture Trustee may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer (defined for this purpose by (i) striking the words "the Master Servicer" in clause 1 of the definition thereof and (ii) striking clause 2(a) in the definition thereof) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; PROVIDED that the appointment of any such Successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Notes by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Successor Master Servicer is prohibited by law from so acting, the Successor Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 4.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a Successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to indemnify the Indenture Trustee, the Servicer and the Securities Administrator pursuant to Section 5.06, nor shall any Successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. During the Master Servicer Transition Period, the Indenture Trustee, the Securities Administrator or a Successor Master Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Master Servicer. The Indenture Trustee, the Securities Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  (b) Any successor, including the Successor Master Servicer, to the Master Servicer as servicer shall during the term of its service as master servicer (i) continue to master service and administer the Mortgage Loans for the benefit of Noteholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 4.04.

                  (c) In connection with the termination or resignation of the Master Servicer hereunder, the Successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as Successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

                  Section 6.05. WAIVER OF DEFAULTS.

                  The Holders of not less than 51% of the aggregate Note Balance of the Notes may, on behalf of all Noteholders, waive any events permitting removal of the Servicer as servicer or of the Master Servicer as master servicer pursuant to this Article VI, PROVIDED,

HOWEVER, that the Holders of not less than 51% of the aggregate Note Balance of the Notes may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Securities Administrator to the Rating Agencies.

                  Section 6.06. NOTIFICATION TO NOTEHOLDERS.

                  Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or Section 5.04, the Securities Administrator shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.01. AMENDMENT.

                  (a) This Agreement may be amended from time to time by the Issuer, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee subject, in the case of any amendment or modification which affects any right, benefit, duty or obligation of the Custodian, to the consent of the Custodian, in each case without the consent of any of the Noteholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provisions herein, (iii) to add to the duties of the Servicer or of the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or (v) to provide for gross deposits to the Collection Account by the Servicer; PROVIDED, HOWEVER, that as evidenced by an Opinion of Counsel (at the expense of the requesting party) in each case such action shall not adversely affect in any material respect the interest of any Noteholder; and PROVIDED, FURTHER, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Noteholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes.

                  (b) This Agreement also may be amended from time to time by the Issuer, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee, subject, in the case of any amendment or modification which affects any right, benefit, duty or obligation of the Custodian, to the consent of the Custodian, with the consent of the Holders of not less than 51% of the Note Balance of the Class of Notes affected by such amendment (or in the case of an amendment which affects all classes, the consent of the Holders of not less than 51% of the Note Balance of the Notes), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Notes which are required to be made on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding.

                  (c) Prior to the execution of any such amendment, the Securities Administrator shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Noteholders, the Securities Administrator shall furnish written notification of the substance of such amendment to each Noteholder.

                  (d) It shall not be necessary for the consent of Noteholders under this Section 7.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

                  Notwithstanding the permissive language in Section 7.01(a) and 7.01(b), upon satisfaction of the conditions in Section 7.01(a) or 7.01(b) as applicable, the Indenture Trustee and the Securities Administrator shall execute and deliver the applicable amendment; PROVIDED, HOWEVER, that the Indenture Trustee and the Securities Administrator shall not be required to execute any amendment which, based on an Opinion of Counsel, materially and adversely affects the rights, duties or immunities of the Indenture Trustee or of the Securities Administrator hereunder.

                  Section 7.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 7.03. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if and when delivered to:

                  (a)      in the case of the Servicer:

                  Ocwen Federal Bank FSB
                  The Forum, Suite 1002
                  1675 Palm Beach Lakes Boulevard
                  West Palm Beach, Florida 33401
                  Attention:  Secretary

                  (b)      in the case of the Master Servicer:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Renaissance HEL Trust 2005-1

                  (c)      in the case of Rating Agencies:

                  Moody's Investors Service, Inc.
                  4th Floor
                  99 Church Street
                  New York, New York 10007
                  Attention: Residential Mortgage Monitoring Unit

                  Standard & Poor's, a division of The McGraw-Hill Companies,
                  Inc.
                  55 Water Street - 41st Floor
                  New York, New York 10041
                  Attention: Asset Backed Surveillance Group

                  (d)      in the case of the Owner Trustee, the Corporate Trust
                           Office:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administration

                  (e) in the case of the Issuer, to Renaissance Home Equity Loan Trust 2005-1:

                  c/o Renaissance Mortgage Acceptance Corp.
                  1000 Woodbury Road
                  Woodbury, NY 11797
                  Attention:  Chief Financial Officer

                  (f) in the case of the Indenture Trustee or the Securities Administrator, to the respective Corporate Trust Office;

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

         Section 7.04. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 4.16, 5.02, 5.04 and 5.05 (or 3.01), this Agreement may not be assigned by the Master Servicer or the Servicer without the prior written consent of the Holders of not less than 66% of the aggregate Note Balance of the Notes. Notwithstanding the foregoing, the Servicer and the Master Servicer may assign its rights to reimbursement for Monthly Advances, Servicing Advances and Nonrecoverable Advances, as applicable, without Noteholder consent.

         Section 7.05. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.06. THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Servicing Agreement.

                  Section 7.07. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 7.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 7.09. TERMINATION. The respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

                  Section 7.10. NO PETITION. The Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

                  Section 7.11. NO RECOURSE. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

                  Section 7.12. INDENTURE TRUSTEE RIGHTS. The Indenture Trustee and the Securites Administrator shall each be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.

                  Section 7.13. WAIVER OF JURY TRIAL. EACH PARTY HERBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  Section 7.14. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Renaissance Home Equity Loan Trust 2005-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                  IN WITNESS WHEREOF, the Master Servicer, the Servicer, the Issuer, the Indenture Trustee and the Securities Administrator have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                        WELLS FARGO BANK, N.A.,
                                        as Master Servicer and Securities
                                        Administrator


                                        By: /s/ Sandra Whalen
                                           ------------------------------------
                                        Name:   Sandra Whalen
                                        Title:  Vice President


                                        OCWEN FEDERAL BANK FSB,
                                        as Servicer


                                        By: /s/ Richard Delgado
                                           ------------------------------------
                                        Name:   Richard Delgado
                                        Title:  Senior Vice President


                                        RENAISSANCE HOME EQUITY LOAN TRUST
                                        2005-1, as Issuer

                                        By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as Owner
                                        Trustee


                                        By: /s/ Janel R. Havrilla
                                           ------------------------------------
                                        Name:   Janel R. Havrilla
                                        Title:  Financial Services Officer



                                        HSBC BANK USA, NATIONAL ASSOCIATION,
                                        as Indenture Trustee


                                        By: /s/ Susie Moy
                                           ------------------------------------
                                        Name:   Susie Moy
                                        Title:  Vice President

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

(In accordance with Rule 202 of Regulation S-T, this Mortgage Loan Schedule is being filed in paper pursuant to a continuing hardship exemption.)

                                   EXHIBIT B

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

Wells Fargo Bank, N.A.
2030 Main Street, Suite 100
Irvine, California 92614
Attn: Mortgage Document Custody

         Re: Custodial Agreement dated as of March 1, 2005 among Renaissance REIT Investment Corp., as Seller, Renaissance Mortgage Acceptance Corp., as Depositor, Ocwen Federal Bank FSB, as Servicer, HSBC Bank USA, National Association, as Indenture Trustee and Wells Fargo Bank, N.A., as Custodian for Renaissance Home Equity Loan Trust 2005-1, Home Equity Loan Asset-backed Notes, Series 2005-1
                  --------------------------------------------------------------

                  In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

MORTGAGE LOAN NUMBER:

MORTGAGOR NAME, ADDRESS & ZIP CODE:

REASON FOR REQUESTING DOCUMENTS (check one):

____            1.      Mortgage Paid in Full

____            2.      Foreclosure

____            3.      Substitution

____            4.      Other Liquidation

____            5.      Nonliquidation Reason:______________________

                                                   By:__________________________

                                                   (authorized signer)

                                                   [Servicer] [Master Servicer]:

                                                   Address:_____________________

                                                   Date: ______________________

CUSTODIAN
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:


--------------------------              ----------------------
Signature                               Date


Documents returned to Custodian:


--------------------------              ---------------------
Custodian                               Date

                                   EXHIBIT C-1

       FORM OF CERTIFICATION TO BE PROVIDED TO THE MASTER SERVICER BY THE
                            SECURITIES ADMINISTRATOR

                  Re:    Renaissance Home Equity Loan Trust 2005-1 (the "Trust")

                  I, [identify the certifying individual], a [title] of Wells Fargo Bank, N.A., as Securities Administrator of the Trust, hereby certify to Wells Fargo Bank, N.A. (the "Master Servicer"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

                  2. Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

                  3. Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the pooling and servicing agreement for inclusion in these reports is included in these reports;

Date:    ___________________
                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:



                                     C-1-1

                                   EXHIBIT C-2

                           FORM OF CERTIFICATION TO BE
                 PROVIDED TO THE MASTER SERVICER BY THE SERVICER

                  Re:      Renaissance Home Equity Loan Trust 2005-1 (the
                           "Trust")

                  I, [identify the certifying individual], a [title] of Ocwen Federal Bank FSB, as Servicer of the Trust, hereby certify to Wells Fargo Bank, N.A. (the "Master Servicer"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                  2. Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Servicing Agreement has been provided to the Master Servicer;

                  3. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, the Servicer has, for the period covered by this certification fulfilled its obligations under the Servicing Agreement; and

                  4. I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement.

Date:    ___________________
                                        OCWEN FEDERAL BANK FSB,
                                        as Servicer

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:



                                     C-2-1

                                    EXHIBIT D


                   CALCULATION OF REALIZED LOSS/GAIN FORM 332

                  (a) The numbers on the form correspond with the numbers listed below.

         LIQUIDATION AND ACQUISITION EXPENSES:

                  1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

                  2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

                  3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

                  4-12.    Complete as applicable. All line entries must be
supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Electronic or online billing printouts will be accepted as proper documentation. Entries not properly documented will not be reimbursed to the Servicer.

                  13.      The total of lines 1 through 12.

                  (b)      Credits:

                  14-21.   Complete as applicable. All line entries must be
supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

                  22.      The total of lines 14 through 21.

                  PLEASE NOTE: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                  (c)      Total Realized Loss (or Amount of Any Gain)

                  23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:_______________________   Date:  ______________________________
Phone:_____________________________   Email Address:_______________________


    -----------------          -------------          ----------------
    Servicer Loan No.          Servicer Name          Servicer Address


    -----------------          -------------          ----------------


WELLS FARGO BANK, N.A. Loan No.___________________________
Borrower's Name:__________________________________________
Property Address:_________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan     $______________ (1)
(2)  Interest accrued at Net Rate                         ________________(2)
(3)  Accrued Servicing Fees                               ________________(3)
(4)  Attorney's Fees                                      ________________(4)
(5)  Taxes                                                ________________(5)
(6)  Property Maintenance                                 ________________(6)
(7)  MI/Hazard Insurance Premiums                         ________________(7)
(8)  Utility Expenses                                     ________________(8)
(9)  Appraisal/BPO                                        ________________(9)
(10) Property Inspections                                 ________________(10)
(11) FC Costs/Other Legal Expenses                        ________________(11)
(12) Other (itemize)                                      $_______________(12)
         Cash for Keys__________________________          ________________
         HOA/Condo Fees_________________________          ________________
         _______________________________________          ________________

         TOTAL EXPENSES                                   $_______________(13)

CREDITS:

(14) Escrow Balance                                       $_______________(14)
(15) HIP Refund                                           ________________(15)
(16) Rental Receipts                                      ________________(16)
(17) Hazard Loss Proceeds                                 ________________(17)
(18) Primary Mortgage Insurance Proceeds                  ________________(18)
(19) Pool Insurance Proceeds                              ________________(19)
(20) Proceeds from Sale of Acquired Property              ________________(20)
(21) Other (itemize)                                      ________________(21)
     ___________________________________________          ________________
     ___________________________________________          ________________

     TOTAL CREDITS                                        $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                   $_______________(23)

                                    EXHIBIT E

                    STANDARD FILE LAYOUT--SCHEDULED/SCHEDULED


-------------------------    --------------------------------------------------    ---------    ------------------------------------
      COLUMN NAME                            DESCRIPTION                            DECIMAL              FORMAT COMMENT
-------------------------    --------------------------------------------------    ---------    ------------------------------------
LOAN_NBR                     Loan Number assigned by investor                                   Text up to 10 digits
-------------------------    --------------------------------------------------    ---------    ------------------------------------
SERVICER LOAN_NBR            Servicer Loan Number                                               Text up to 10 digits
-------------------------    --------------------------------------------------    ---------    ------------------------------------
BORROWER_NAME                Mortgagor name assigned to Note                                    Max length of 30
-------------------------    --------------------------------------------------    ---------    ------------------------------------
SCHED_PMT_AMT                P&I constant                                              2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
NOTE_INT_RATE                Gross Interest Rate                                       4        Max length of 6
-------------------------    --------------------------------------------------    ---------    ------------------------------------
NET_RATE                     Gross Interest Rate less the Service Fee Rate             4        Max length of 6
-------------------------    --------------------------------------------------    ---------    ------------------------------------
SERV_FEE_RATE                Service Fee Rate                                          4        Max length of 6
-------------------------    --------------------------------------------------    ---------    ------------------------------------
NEW_PAY_AMT                  ARM loan's forecasted P&I constant                        2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
NEW_LOAN_RATE                ARM loan's forecasted Gross Interest Rate                 4        Max length of 6
-------------------------    --------------------------------------------------    ---------    ------------------------------------
ARM_INDEX_RATE               ARM loan's index Rate used                                4        Max length of 6
-------------------------    --------------------------------------------------    ---------    ------------------------------------
ACTL_BEG_BAL                 Beginning Actual Balance                                  2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
ACTL_END_BAL                 Ending Actual Balance                                     2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
NEXT_DUE_DATE                Borrower's next due date                                           MM/DD/YYYY
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_AMT_1                   Curtailment Amount                                        2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_DATE_1                  Due date Curtailment was applied to                                MM/DD/YYYY
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_ADJ_ AMT_1              Curtailment Interest if applicable                        2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_AMT_2                   Curtailment Amount 2                                      2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_DATE_2                  Due date Curtailment was applied to                                MM/DD/YYYY
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_ADJ_ AMT2               Curtailment Interest if applicable                        2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_AMT_3                   Curtailment Amount 3                                      2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_DATE_3                  Due date Curtailment was applied to                                MM/DD/YYYY
-------------------------    --------------------------------------------------    ---------    ------------------------------------
CURT_ADJ_AMT3                Curtailment Interest, if applicable                       2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
SCHED_BEG_BAL                Beginning Scheduled Balance                               2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
SCHED_END_BAL                Ending Scheduled Balance                                  2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
SCHED_PRIN_AMT               Scheduled Principal portion of P&I                        2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
                             Scheduled Net Interest (less Service Fee)
SCHED_NET_INT                portion of P&I                                            2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
                             Liquidation Principal Amt to bring balance to
LIQ_AMT                      zero                                                      2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
PIF_DATE                     Liquidation Date                                                   MM/DD/YYYY
-------------------------    --------------------------------------------------    ---------    ------------------------------------
ACTION_CODE                  Either 60 for liquidation or 65 for Repurchase                     Max length of 2
-------------------------    --------------------------------------------------    ---------    ------------------------------------
PRIN_ADJ_AMT                 Principal Adjustments made to loan, if applicable         2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
INT_ADJ_AMT                  Interest Adjustment made to loan, if applicable           2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
PREPAYMENT PENALTY AMT       Prepayment penalty amount, if applicable                  2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
                             Soldier and Sailor Adjustment amount, if
SOILDER_SAILOR ADJ AMT       applicable                                                2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------
NON ADV LOAN AMT             Non Recoverable Loan Amount, if applicable                2        No commas(,) or dollar signs ($)
-------------------------    --------------------------------------------------    ---------    ------------------------------------

                                    EXHIBIT F

                   STANDARD FILE LAYOUT--DELINQUENCY REPORTING


-------------------------   --------------------------------------------------------------   -------   ----------------
Column/Header Name                            Description                                    Decimal    Format Comment
-------------------------   --------------------------------------------------------------   -------   ----------------
SERVICER_LOAN_NBR           A unique  number  assigned  to a loan by the  Servicer.
                            This may be different than the LOAN_NBR
-------------------------   --------------------------------------------------------------   -------   ----------------
LOAN_NBR                    A unique identifier assigned to each loan by the originator.
-------------------------   --------------------------------------------------------------   -------   ----------------
CLIENT_NBR                  Servicer Client Number
-------------------------   --------------------------------------------------------------   -------   ----------------
SERV_INVESTOR_NBR           Contains a unique number as assigned by an external
                            servicer to identify a group of loans in their
                            system.
-------------------------   --------------------------------------------------------------   -------   ----------------
BORROWER_FIRST_NAME         First Name of the Borrower.
-------------------------   --------------------------------------------------------------   -------   ----------------
BORROWER_LAST_NAME          Last name of the borrower.
-------------------------   --------------------------------------------------------------   -------   ----------------
PROP_ADDRESS                Street Name and Number of Property
-------------------------   --------------------------------------------------------------   -------   ----------------
PROP_STATE                  The state where the  property located.
-------------------------   --------------------------------------------------------------   -------   ----------------
PROP_ZIP                    Zip code where the property is located.
-------------------------   --------------------------------------------------------------   -------   ----------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the                    MM/DD/YYYY
                            servicer at the end of processing cycle, as
                            reported by Servicer.
-------------------------   --------------------------------------------------------------   -------   ----------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
-------------------------   --------------------------------------------------------------   -------   ----------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
-------------------------   --------------------------------------------------------------   -------   ----------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to the
                            bankruptcy filing.
-------------------------   --------------------------------------------------------------   -------   ----------------
POST_PETITION_DUE_DATE      The payment due date once the  bankruptcy  has been  approved              MM/DD/YYYY
                            by the courts
-------------------------   --------------------------------------------------------------   -------   ----------------
BANKRUPTCY_DCHRG            The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
_DISM_DATE                  Dismissal, Discharged and/or a Motion For Relief Was
                            Granted.
-------------------------   --------------------------------------------------------------   -------   ----------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------   --------------------------------------------------------------   -------   ----------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the servicer with
                            instructions to begin foreclosure proceedings.                             MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a                              MM/DD/YYYY
                            Foreclosure Action
-------------------------   --------------------------------------------------------------   -------   ----------------
FRCLSR_SALE                 The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
_EXPECTED_DATE
-------------------------   --------------------------------------------------------------   -------   ----------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale.                                   MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale.             2      No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
EVICTION_START_DATE         The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the
                            MM/DD/YYYY property from the borrower.
-------------------------   --------------------------------------------------------------   -------   ----------------
LIST_PRICE                  The price at which an REO property is marketed.                     2      No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
LIST_DATE                   The date an REO property is listed at a particular price.                  MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
OFFER_AMT                   The dollar value of an offer for an REO property.                  2       No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
OFFER_DATE_TIME             The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                    MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------

-------------------------   --------------------------------------------------------------   -------   ----------------
OCCUPANT_CODE               Classification of how the property is occupied.
-------------------------   --------------------------------------------------------------   -------   ----------------
PROP_CONDITION_CODE A code that indicates the condition of the property.
-------------------------   --------------------------------------------------------------   -------   ----------------
PROP_INSPECTION_DATE        The date a  property inspection is performed.                              MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
APPRAISAL_DATE              The date the appraisal was done.                                           MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
CURR_PROP_VAL               The current "as is" value of the  property  based on brokers        2
                            price opinion or appraisal.
-------------------------   --------------------------------------------------------------   -------   ----------------
REPAIRED_PROP_VAL           The amount the property would be worth if repairs
                            are 2 completed pursuant to a broker's price opinion
                            or appraisal.
-------------------------   --------------------------------------------------------------   -------   ----------------

If applicable:

-------------------------   --------------------------------------------------------------   -------   ----------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
-------------------------   --------------------------------------------------------------   -------   ----------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to stop
                            paying on a loan. Code indicates the reason why the
                            loan is in default for this cycle.
-------------------------   --------------------------------------------------------------   -------   ----------------
MI_CLAIM_FILED_DATE         Date  Mortgage   Insurance  Claim  Was  Filed  With  Mortgage              MM/DD/YYYY
                            Insurance Company.
-------------------------   --------------------------------------------------------------   -------   ----------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                   No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                      2     No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company                    2     No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
POOL_CLAIM_PAID_DATE        Date Claim Was  Settled  and The Check Was Issued By The Pool              MM/DD/YYYY
                            Insurer
-------------------------   --------------------------------------------------------------   -------   ----------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                       2     No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_A_CLAIM            Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
_FILED_DATE
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed                                    2      No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_A_CLAIM            Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
_PAID_DATE
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_A_CLAIM            Amount HUD Paid on Part A Claim                                     2      No commas(,) or
_PAID_AMT                                                                                              dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_B_CLAIM            Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
_FILED_DATE
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed                                   2       No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_B_CLAIM            Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
_PAID_DATE
-------------------------   --------------------------------------------------------------   -------   ----------------
FHA_PART_B_CLAIM            Amount HUD Paid on Part B Claim                                     2      No commas(,) or
_PAID_AMT                                                                                              dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------
VA_CLAIM_FILED_DATE         Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
VA_CLAIM_PAID_DATE          Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
-------------------------   --------------------------------------------------------------   -------   ----------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin. Paid on VA Claim                             2      No commas(,) or
                                                                                                       dollar signs ($)
-------------------------   --------------------------------------------------------------   -------   ----------------

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

        o        ASUM-   Approved Assumption
        o        BAP-    Borrower Assistance Program
        o        CO-     Charge Off
        o        DIL-    Deed-in-Lieu
        o        FFA-    Formal Forbearance Agreement
        o        MOD-    Loan Modification
        o        PRE-    Pre-Sale
        o        SS-     Short Sale
        o        MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:
        o        Mortgagor
        o        Tenant
        o        Unknown
        o        Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

        o        Damaged
        o        Excellent
        o        Fair
        o        Gone
        o        Good
        o        Poor
        o        Special Hazard
        o        Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:


------------------------ ------------------------------------------------------
DELINQUENCY CODE         DELINQUENCY DESCRIPTION
------------------------ ------------------------------------------------------
001                      FNMA-Death of principal mortgagor
------------------------ ------------------------------------------------------
002                      FNMA-Illness of principal mortgagor
------------------------ ------------------------------------------------------
003                      FNMA-Illness of mortgagor's family member
------------------------ ------------------------------------------------------
004                      FNMA-Death of mortgagor's family member
------------------------ ------------------------------------------------------
005                      FNMA-Marital difficulties
------------------------ ------------------------------------------------------
006                      FNMA-Curtailment of income
------------------------ ------------------------------------------------------
007                      FNMA-Excessive Obligation
------------------------ ------------------------------------------------------
008                      FNMA-Abandonment of property
------------------------ ------------------------------------------------------
009                      FNMA-Distant employee transfer
------------------------ ------------------------------------------------------
011                      FNMA-Property problem
------------------------ ------------------------------------------------------
012                      FNMA-Inability to sell property
------------------------ ------------------------------------------------------
013                      FNMA-Inability to rent property
------------------------ ------------------------------------------------------
014                      FNMA-Military Service
------------------------ ------------------------------------------------------
015                      FNMA-Other
------------------------ ------------------------------------------------------
016                      FNMA-Unemployment
------------------------ ------------------------------------------------------
017                      FNMA-Business failure
------------------------ ------------------------------------------------------
019                      FNMA-Casualty loss
------------------------ ------------------------------------------------------
022                      FNMA-Energy environment costs
------------------------ ------------------------------------------------------
023                      FNMA-Servicing problems
------------------------ ------------------------------------------------------
026                      FNMA-Payment adjustment
------------------------ ------------------------------------------------------
027                      FNMA-Payment dispute
------------------------ ------------------------------------------------------
029                      FNMA-Transfer of ownership pending
------------------------ ------------------------------------------------------
030                      FNMA-Fraud
------------------------ ------------------------------------------------------
031                      FNMA-Unable to contact borrower
------------------------ ------------------------------------------------------
INC                      FNMA-Incarceration
------------------------ ------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

------------------------ ------------------------------------------------
      STATUS CODE        STATUS DESCRIPTION
------------------------ ------------------------------------------------
          09             Forbearance
------------------------ ------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ ------------------------------------------------
          24             Government Seizure
------------------------ ------------------------------------------------
          26             Refinance
------------------------ ------------------------------------------------
          27             Assumption
------------------------ ------------------------------------------------
          28             Modification
------------------------ ------------------------------------------------
          29             Charge-Off
------------------------ ------------------------------------------------
          30             Third Party Sale
------------------------ ------------------------------------------------
          31             Probate
------------------------ ------------------------------------------------
          32             Military Indulgence
------------------------ ------------------------------------------------
          43             Foreclosure Started
------------------------ ------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ ------------------------------------------------
          49             Assignment Completed
------------------------ ------------------------------------------------
          61             Second Lien Considerations
------------------------ ------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ ------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ ------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ ------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ ------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ ------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ ------------------------------------------------

                                    EXHIBIT G

             FORM OF MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                  as Purchaser,



                        RENAISSANCE REIT INVESTMENT CORP.

                                   as Seller,

                                       and



                            DELTA FUNDING CORPORATION

                                  as Originator

                           --------------------------

                  MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT
                                  Series 2005-1
                           Dated as of March 31, 2005

                           --------------------------


================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                   Page
                                                                                                   ----
ARTICLE I       DEFINITIONS...........................................................................2

   Section 1.1    Definitions.........................................................................2

ARTICLE II      SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.........................................2

   Section 2.1    Sale of Mortgage Loans..............................................................2
   Section 2.2    Agreement to Purchase...............................................................6

ARTICLE III     REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...................................6

   Section 3.1    Representations and Warranties......................................................6
   Section 3.2    Substitution of Mortgage Loans.....................................................18

ARTICLE IV      SELLER'S COVENANTS...................................................................19

   Section 4.1    Covenants of the Seller............................................................19

ARTICLE V       INDEMNIFICATION BY THE ORIGINATOR....................................................20

   Section 5.1    Indemnification....................................................................20
   Section 5.2    Limitation on Liability of the Originator and the Seller...........................21

ARTICLE VI      TERMINATION..........................................................................21

   Section 6.1    Termination........................................................................21

ARTICLE VII     ADMINISTRATIVE DUTIES................................................................21

   Section 7.1    Administrative Duties..............................................................21
   Section 7.2    Records............................................................................24
   Section 7.3    Additional Information to be Furnished.............................................24

ARTICLE VIII    MISCELLANEOUS PROVISIONS.............................................................24

   Section 8.1    Amendment..........................................................................24
   Section 8.2    Governing Law......................................................................24
   Section 8.3    Notices............................................................................24
   Section 8.4    Severability of Provisions.........................................................25
   Section 8.5    Relationship of Parties............................................................25
   Section 8.6    Counterparts.......................................................................25
   Section 8.7    Further Agreements.................................................................25
   Section 8.8    Intention of the Parties...........................................................25
   Section 8.9    Successors and Assigns; Assignment of Purchase Agreement...........................25
   Section 8.10   Survival...........................................................................25
   Section 8.11   Third Party Beneficiary............................................................25

EXHIBIT A
                  MORTGAGE LOAN SCHEDULE............................................................A-1

                  This MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT (this "Agreement"), dated as of March 31, 2005, is made among Renaissance REIT Investment Corp. (the "Seller"), Renaissance Mortgage Acceptance Corp. (the "Purchaser") and Delta Funding Corporation (the "Originator").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Seller owns the Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit A hereto (the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, (b) the proceeds of any insurance policies covering the Mortgage Loans and (c) its rights with respect to each of the Group I Interest Rate Cap Agreement and the NIMs Interest Rate Cap Agreement; and

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and transfer its rights under the Group I Interest Rate Cap Agreement and the NIMs Interest Rate Cap Agreement to the Purchaser, and that the Originator make certain representations and warranties on the Closing Date and undertake certain obligations on the Closing Date with respect to such Mortgage Loans, in each case pursuant to the terms of this Agreement; and

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of March 31, 2005 (the "Trust Agreement"), among the Purchaser, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Wells Fargo Bank, N.A., as certificate registrar and certificate paying agent, the Purchaser will convey the Mortgage Loans to the Issuer; and

                  WHEREAS, pursuant to the terms of a Servicing Agreement dated as of March 31, 2005 (the "Servicing Agreement"), among Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, servicer (the "Servicer"), Renaissance Home Equity Loan Trust 2005-1, as issuer (the "Issuer") and HSBC Bank USA, National Association, as indenture trustee (the "Indenture Trustee"), the Servicer will service the Mortgage Loans directly or through one or more Subservicers and the Master Servicer will provide master servicing functions; and

                  WHEREAS, pursuant to the terms of an Indenture dated as of March 31, 2005 (the "Indenture"), between the Issuer, the Indenture Trustee and the Securities Administrator, the Issuer will pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to the Purchaser the Asset-Backed Notes, Series 2005-1 (collectively, the "Notes"), representing debt of the Issuer; and

                  WHEREAS, the parties intend these transactions to be treated for federal, state and local tax purposes as the retention by the Seller of ownership of the Mortgage Loans and issuance by the Seller of secured indebtedness evidenced by the Notes, and have mutually covenanted to treat the transactions consistent with that intent for all federal, state and local tax purposes;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. For all purposes of this Mortgage Loan Sale and Contribution Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached to the Indenture as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.


                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1 SALE OF MORTGAGE LOANS.

                  (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey, to the Purchaser, without recourse, (subject to Sections 2.2 and 3.1) (i) all of its right, title and interest in and to each Mortgage Loan, including the Cut-Off Date Principal Balance and all collections in respect of interest and principal received after the Cut-Off Date (other than payments in respect of accrued interest and principal due on or before March 1, 2005); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans and (v) all proceeds of any of the foregoing.

                  (b) In connection with such transfer, assignment and conveyance the Seller shall deliver to, and deposit with, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents") and the related Mortgage Loan Schedule in computer readable format:

                  (i) The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Indenture Trustee, endorsed by such Person "Pay to the order of HSBC Bank USA, National Association, as Indenture Trustee under the applicable agreement, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer;

                  (ii) For each Mortgage Loan that is not a MERS Mortgage Loan, any of: (1) the original Mortgage and related power of attorney, if any, with evidence of recording thereon, (2) (A) a copy of the Mortgage, if any, certified as a true copy of the original Mortgage by a Responsible Officer of the Seller by facsimile or manual signature or by the closing attorney or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy, in such case, if the original has been transmitted for recording until such time as the original is returned by the public recording office and

         (B) a copy of the related power of attorney, if any, or (3) a copy of the original recorded Mortgage and a copy of the related power of attorney, if any, certified by the public recording office. For each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iii) For each Mortgage Loan, the original Assignment of Mortgage in recordable form, from the Seller in blank, or to "HSBC Bank USA, National Association, as Indenture Trustee under the applicable agreement";

                  (iv) The original lender's title insurance policy or a true copy thereof or, if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete or, if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

                  (v) For each Mortgage Loan that was not a MERS Mortgage Loan at its origination, all intervening assignments, if any, showing a complete chain of assignments from the originator to the Seller, including any recorded warehousing assignments, with evidence of recording thereon, or a copy thereof certified by a Responsible Officer of the Seller by facsimile or manual signature, or by the closing attorney or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy, as a true copy of the original of such intervening assignments if the original has been transmitted for recording until such time as the original is returned by the public recording office or a copy of the original recorded intervening assignments certified by the public recording office;

                  (vi) Originals of all assumption, written assurance, substitution and modification agreements, if any; and

                  (vii) In the case of a Cooperative Loan, the originals of the following documents or instruments:

                           1. The Cooperative Shares, together with a stock power in blank;

                           2.       The executed Security Agreement;

                           3.       The executed Proprietary Lease;

                           4.       The executed Recognition Agreement;

                           5.       The executed assignment of Recognition
                                    Agreement;

                           6. The executed UCC-1 financing statements with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Cooperative Shares and the Proprietary Lease; and

                           7. Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                  In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders, by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of Notes issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer or the Master Servicer to alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  In instances where, for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage is not delivered as provided above, and in instances where intervening assignments called for by clause (v) above are unavailable, the Seller will deliver or cause to be delivered the original recorded Mortgage and intervening assignments to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee promptly upon receipt thereof but in no event later than one year after the Closing Date.

                  The Seller hereby confirms to the Purchaser that it has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Indenture Trustee, as designee of the Purchaser, and constitute part of the Trust in accordance with the terms of the trust created hereunder.

                  (c) The parties hereto intend that the transactions set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above and the sale by the Purchaser to the Trust of all the Purchaser's right, title and interest in and to the Mortgage Loans and other property described above. In the event either transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser, and the Purchaser hereby grants to the Indenture Trustee, a security interest in all of its respective right, title and interest in, to and under the Mortgage Loans and other property described above; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  Except as may otherwise expressly be provided herein, neither the Seller nor the Purchaser shall assign, sell, dispose of or transfer any interest in the Trust or any portion thereof, or permit the Trust or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

                  In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trust, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trust.

                  (d) Except with respect to any MERS Mortgage Loan, within thirty (30) days of the Closing Date, the Seller, at its own expense, shall prepare and send for recording the Assignments of Mortgage in favor of the Indenture Trustee, in the appropriate real property or other records. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within thirty (30) days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within thirty (30) days after receipt of such information but in no event later than one year after the Closing Date. The Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section 2.1(d) shall result in the obligation of the Seller to purchase or substitute for the related Mortgage Loans pursuant to the provisions of Section 2.2.

                  (e)      [Reserved].

                  (f) If the Seller is given notice that a Mortgage File is defective or incomplete and if the Seller does not correct or cure such omission or defect within the 90-day period specified in this Section 2.1(f), the Seller shall purchase such Mortgage Loan from the Trust on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan. At any time the Seller exercises its option to repurchase any Mortgage Loan pursuant to Section 3.1, the Seller shall notify the Purchaser, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee of any such repurchase no later than five Business Days prior to the Determination Date of the month in which it wishes to repurchase such Mortgage Loans and the Seller shall repurchase such Mortgage Loan from the Trust on such Determination Date. The Purchase Price for any purchased or repurchased Mortgage Loan shall be delivered to the Servicer for deposit in the Collection Account no later than the applicable Determination Date; and, upon receipt by the Indenture Trustee or the Custodian on behalf of the Indenture Trustee of written notification of such deposit signed by a Responsible Officer of the Seller, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall, in accordance with Section 3.07 of the Servicing Agreement, release to the Seller the related Mortgage File and the Indenture Trustee or the Custodian shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Servicer (in its role as such), the Master Servicer, the Noteholders, the Securities Administrator or the Indenture Trustee on behalf of Noteholders. If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall cause the Servicer, at the Seller's expense, to either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

                  The Seller, promptly following the transfer of (i) a Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section 2.1 or Section 3.1, as the case may be, shall amend the Mortgage Loan Schedule, appropriately mark the Electronic Ledger and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

                  Section 2.2 AGREEMENT TO PURCHASE.

                  The Seller agrees to sell and the Purchaser agrees to purchase, on or before March 31, 2005 (the "Closing Date"), certain fixed-rate and adjustable-rate mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on the Cut-Off Date of $749,999,268.09 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-Off Date, whether or not received, including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans. The purchase price payable in connection with such sale shall consist of (i) the cash proceeds from the sale of the Notes and (ii) delivery of the Trust Certificates to the Seller.

                  The Seller and the Purchaser intend that the sale of the Mortgage Loans to the Purchaser, followed by the Purchaser's sale of the Mortgage Loans to the Issuer, shall be treated for federal, state and local tax purposes as a transfer by the Seller directly to the Issuer (followed by the issuance by the Issuer of Notes that are intended by all parties to such issuance to be treated for federal, state and local tax purposes as indebtedness of the Seller secured by the Mortgage Loans).


                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

                  Section 3.1 REPRESENTATIONS AND WARRANTIES. The Originator (in the case of (a) and (c) below) and Seller (in the case of (b) below) hereby represents and warrants to the Purchaser as of the Closing Date (or if otherwise specified below, as of the date so specified):

                  (a)      AS TO THE ORIGINATOR:

                           (1) The Originator is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Originator has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Originator by any state having jurisdiction;

                           (2) The execution and delivery of this Agreement by the Originator and the Originator's performance of and compliance with the terms of this Agreement will not violate the Originator's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Originator is a party or which may be applicable to the Originator or any of its assets;

                           (3) The Originator has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                           (4) The Originator is not in violation of, and the execution and delivery of this Agreement by the Originator and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Originator or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                           (5) Except as disclosed in the Prospectus Supplement, there are no actions or proceedings against, or investigations of, the Originator pending or, to the knowledge of the Originator, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Originator of any of its obligations under, or the validity or enforceability of, this Agreement;

                           (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                           (7) The Originator is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

                           (8) No Officer's Certificate, statement, report or other document prepared by the Originator and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact; and

                           (9) The transactions contemplated by this Agreement are in the ordinary course of business of the Originator.

                  (b)      AS TO THE SELLER:

                           (1) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to sell the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                           (2) The execution and delivery of this Agreement by the Seller and the Seller's performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

                           (3) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                           (4) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                           (5) There are no actions or proceedings against, or investigations of, the Seller pending or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Seller of any of its obligations under, or the validity or enforceability of, this Agreement;

                           (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                           (7) The Seller did not sell the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Purchaser;

                           (8) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

                           (9) No Officer's Certificate, statement, report or other document prepared by the Seller and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

                           (10) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                           (11) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller; and

                           (12) The Seller has caused or hereby agrees to cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee.

                  (c)      AS TO EACH MORTGAGE LOAN:

                           (1) The information set forth on the Mortgage Loan Schedule and the Prepayment Charge Schedule is complete, true and correct as of the dates as of which the information therein is given;

                           (2) The Mortgage Notes and the Mortgages have not been assigned or pledged by the Seller to any Person other than warehouse lenders, and immediately prior to the transactions herein contemplated, the Seller had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as contemplated by this Agreement, the Trust will be the sole beneficial owner of, each Mortgage Loan free and clear of any lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                           (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and existing lien on the property therein described, and each Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except (i) liens for real estate taxes and special assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, (iv) in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute and (v) in the case of a Mortgage Loan secured by a second lien on the related Mortgaged Property, the related First Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trust;

                           (4) The terms of each Mortgage Note and Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Trust, and which has been delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

                           (5) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee;

                           (6) Except with respect to delinquencies described in clause (12) hereof, no Mortgagor is in default in complying with the terms of its Mortgage Note or Mortgage, and the Seller has not waived any default, breach, violation or event of acceleration except that the Seller may have accepted late payments, and all taxes, governmental assessments, insurance premiums or water, sewer and municipal charges which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one (1) month the Due Date of the first installment of principal and interest;

                           (7) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                           (8) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting any Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

                           (9) All of the improvements that were included for the purpose of determining the Appraised Value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

                           (10) No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                           (11) All parties that have had any interest in any Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties and (2)(A) organized under the laws of such state or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan or (C) federal savings and loan associations or national banks having principal offices in such state or (D) not doing business in such state;

                           (12) With respect to the Mortgage Loans, as of the Cut-Off Date, (i) all payments required to be made on each Mortgage Loan under the terms of the related Mortgage Note have been made and none of the Mortgage Loans (by Cut-Off Date Pool Balance) are 31 or more days delinquent, and (ii) no payment required to be made on any Mortgage Loan has been more than 30 to 59 days delinquent more than once during the twelve
                  (12) month period immediately preceding the Cut-Off Date;

                           (13) Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans;

                           (14) The Mortgage Notes and the related Mortgages are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

                           (15) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the origination and servicing of the Mortgage Loans or otherwise applicable to the Mortgage Loans have been complied with, and the Originator has and shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee upon demand, evidence of compliance with all such requirements;

                           (16) Except for Escrow Repair Loans, the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid;

                           (17) Each Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to Fannie Mae or Freddie Mac, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the case of a Mortgage Loan secured by a First Lien on the related Mortgaged Property and the second priority lien of the Mortgage in the case of a Mortgage Loan secured by a second lien on the related Mortgaged Property, in the original principal amount of the Mortgage Loan. The Originator is the sole named insured of such mortgage title insurance policy, the assignment to the Indenture Trustee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Originator and the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                           (18)     All improvements upon the Mortgaged
                  Properties are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged

                  Property is located pursuant to insurance policies conforming to the requirements of this Agreement. If a Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in this Agreement. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Originator, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (19) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or the related Mortgage, or the exercise of any right thereunder in accordance with the terms thereof, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (20) Each Mortgage Loan was originated or purchased and reunderwritten by the Originator;

                           (21) Except with respect to any interest-only Mortgage Loan, each Mortgage Loan is payable in Monthly Payments which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than sixty (60) days after disbursement of the proceeds of the Mortgage Loan. With the exception of no more than 1% of the Mortgage Loans which have interest rates that may be reduced if the related Mortgagor makes timely payments on such Mortgage Loan, each Mortgage Loan bears a fixed interest rate for the term of the Mortgage Loan or an adjustable-interest rate based on the related Loan Index;

                           (22) Each Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

                           (23)     No Mortgage Loan is a construction loan;

                           (24) The Mortgage Notes are not and have not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (3) above;

                           (25) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including
                  (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial or nonjudicial foreclosure. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                           (26) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Indenture Trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances;

                           (27) Each Mortgaged Property is located in the state identified in the Mortgage Loan Schedule. No residence or dwelling is a manufactured dwelling that is not treated as real property under local law. No Mortgaged Properties are held under a ground lease;

                           (28) The Mortgage Loans were underwritten in accordance with the Originator's underwriting guidelines described in the Prospectus under the heading "The Seller--Loan Underwriting";

                           (29) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

                           (30) No Mortgage Loan was originated under a buy-down plan;

                           (31) Other than as provided by this Agreement, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagors;

                           (32) With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File, except those documents delivered to the Indenture Trustee or Custodian on behalf of the Indenture Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

                           (33) No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Noteholders;

                           (34) No Mortgage Loan has a shared appreciation or other contingent interest feature;

                           (35) With respect to each Mortgage Loan secured by a second lien on the related Mortgaged Property: (a) the related First Lien does not provide for negative amortization; and (b) either no consent for the Mortgage Loan secured by a second lien on the related Mortgaged Property is required by the holder of the related First Lien or such consent has been obtained and is contained in the Mortgage File;

                           (36) Each Mortgage Loan conforms, and all the Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement;

                           (37) A full appraisal on forms approved by Fannie Mae or Freddie Mac or on a report of an insured automated valuation model of the related Mortgaged Property was performed in connection with the origination of each Mortgage Loan. Each appraisal or insured automation valuation model report meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

                           (38) To the best of the Seller's knowledge, no Mortgaged Property was, as of the related Cut-Off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

                           (39) None of the Mortgage Loans are subject to a bankruptcy proceeding;

                           (40) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to
                  (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Seller or its designee establishes in the Seller a valid and subsisting perfected first lien on and security interest in the property described therein, and the Seller has full right to sell and assign the same;

                           (41) Each Cooperative Corporation qualifies as a "cooperative housing corporation" as defined in Section 216 of the Code;

                           (42) Each adjustable-rate Mortgage Loan is secured by a first lien, and each fixed-rate Mortgage Loan is secured by a first or second lien;

                           (43) No Mortgage Loan was subject to (i) the Home Ownership and Equity Protection Act of 1994, (ii) the regulations promulgated by the New York State Banking Department (3 NYCRR Part 41), or (iii) except as set forth in clause (48) below, any other comparable regulations or legislation enacted by any other State or regulatory body;

                           (44) Any Mortgage Loan that is subject to the regulations promulgated by the Illinois Office of Banks and Real Estate and the Department of Financial Institutions (Title 38 Chapter II Section 1050.155) or the regulations promulgated by the Vermont Commissioner of Banking (Vermont Stat. Ann. Title 9, Subsection 104, Reg. B-98-2) is in full compliance therewith as of the Closing Date;

                           (45) With respect to each Mortgage Loan that has a Prepayment Charge feature, each such Prepayment Charge is enforceable (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) and each Prepayment Charge is permitted pursuant to applicable federal, state and local law, subject to federal preemption where applicable;

                           (46) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable high cost (e.g., predatory and abusive) lending laws;

                           (47) Each Mortgage Loan in Loan Group II bears interest at a fixed rate for the life of the Mortgage Loan;

                           (48) No Mortgage Loan is a High Cost Home Loan and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and

                           (49) No Mortgage Loan is a high cost loan or a covered loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS Version 5.6(b) Glossary Revised, Appendix E).

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee and the termination of the rights and obligations of the Servicer pursuant to the Servicing Agreement. Upon discovery by the Seller, the Depositor, the Servicer, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of any of the foregoing representations and warranties, which materially and adversely affects the value of, or the interests of the Trust or the Noteholders in, the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or its receipt of notice of breach, the Originator shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in
Section 3.2 for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.1(f). It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to the Servicer (in its role as such), the Master Servicer (in its role as such), the Noteholders, the Securities Administrator or the Indenture Trustee on behalf of Noteholders. In addition, on any Payment Date the Seller may, at its option, repurchase Mortgage Loans from the Trust (which such Mortgage Loans shall not be adversely selected), provided that such option shall terminate after the Seller has repurchased Mortgage Loans in the aggregate amount of 1% of the Cut-off Date Pool Balance. Any such repurchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.1(f).

                  Upon discovery by the Servicer, the Seller, the Depositor, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of the representation set forth in Section 3.1(c)(45) which materially and adversely affects the Holders of the NIMs Notes, the party discovering such breach shall give prompt written notice to the Originator. Within 60 days of the earlier of discovery by the Servicer, the Depositor, Master Servicer or the Seller, as applicable, or receipt of notice by the Originator of such breach, the Originator shall cure such breach in all material respects and pay to the Servicer for deposit into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Servicer into the Collection Account.

                  Section 3.2 SUBSTITUTION OF MORTGAGE LOANS. On or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.1(f) or 3.1, the Seller may deliver to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Section 2.1(f) or 3.1.

                  The Seller shall notify the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee in writing not less than five
(5) Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.1(f) or 3.1 of its intention to effect a substitution under this Section 3.2. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officer's Certificate (A) stating that the aggregate Principal Balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the aggregate Original Class Principal Balance as of the Closing Date, (B) stating that all conditions precedent to such substitution specified in the immediately preceding paragraph have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (C) confirming that the representations and warranties contained in Section 3.1 are true and correct in all material respects with respect to the Eligible Substitute Mortgage Loans on and as of such Determination Date, PROVIDED that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.1(f), 3.1 and this
Section 3.2 and (4) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been delivered to the Servicer for deposit in the Collection Account. Upon receipt of the foregoing, pursuant to Section
3.07 of the Servicing Agreement, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall release such Defective Mortgage Loans to the Seller.

                  Concurrently with the satisfaction of the conditions set forth in the immediately preceding paragraphs and the transfer of such Eligible Substitute Mortgage Loans to the Indenture Trustee pursuant to Section 2.1, the Mortgage Loan Schedule shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1 COVENANTS OF THE SELLER. The Seller hereby covenants that, except for the transfer hereunder with respect to the Mortgage Loans, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any

Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of each of the Issuer and the Indenture Trustee, as assignee of the Purchaser and the Issuer, respectively, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.


                                    ARTICLE V

                        INDEMNIFICATION BY THE ORIGINATOR

                  Section 5.1 INDEMNIFICATION. The Originator shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Underwriters, (iii) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (iv) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (iv) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by the Originator or any of its affiliates specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the captions "Summary--The Mortgage Loans," "Risk Factors" (to the extent of information concerning the Mortgage Loans contained therein), "Description of the Mortgage Loans", or (ii) the data files containing information with respect to the Mortgage Loans as transmitted to the Purchaser by the Originator or any of its affiliates (as such transmitted information may have been amended in writing by the Originator or any of its affiliates with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Originator or any affiliate of the Originator herein or in the Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by any Underwriter to a purchaser of the Notes or Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Originator or an affiliate of the Originator, including the current principal balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Seller described in clause (a),
(b) or (c) above and (2) any other factual basis, the Originator shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause
(1) above and do not result from the negligence or willful misconduct of such

Indemnified Party. This indemnity shall be in addition to any liability that the Originator may otherwise have.

                  Section 5.2 LIMITATION ON LIABILITY OF THE ORIGINATOR AND THE SELLER. The Originator and the Seller shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Originator or Seller, as the case may be, herein. Neither the Originator, the Seller nor any of the directors or officers or employees or agents of the Originator or the Seller shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Seller or the Originator in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Originator or the Seller or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Originator or the Seller or by reason of its reckless disregard of its obligations and duties of the Originator or the Seller hereunder. The Originator or the Seller and any director or officer or employee or agent of the Originator or the Seller may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Originator or the Seller and any director or officer or employee or agent of any such party shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Originator or the Seller shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and that in its opinion, may involve it in any expense or liability; provided, however, that the Seller and the Originator may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust.


                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1 TERMINATION. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Originator's indemnity obligations as provided herein, upon the termination of the Issuer pursuant to the terms of the Trust Agreement.


                                   ARTICLE VII

                              ADMINISTRATIVE DUTIES

                  Section 7.1 ADMINISTRATIVE DUTIES.

                  (a) DUTIES WITH RESPECT TO THE INDENTURE. The Originator (in such capacity, the "Administrator") shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

                  (b)      DUTIES WITH RESPECT TO THE ISSUER.

                  (i) In addition to the duties of the Administrator set forth in this Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and at the request of the Owner Trustee, the Indenture Trustee or the Securities Administrator shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee.

                  (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and Certificate Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in
Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Certificate Paying Agent pursuant to such provision.

                  (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.

                  (c) TAX MATTERS. The Administrator shall prepare, on behalf of the Owner Trustee, tax returns and information reports as required by the Code. The Administrator shall also prepare financial statements and such annual or other reports of the Issuer as are necessary for the Securities Administrator to prepare a Form 1099.

                  (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee, the Indenture Trustee and the Securities Administrator of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee and the Securities Administrator shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                           (1) the amendment of or any supplement to the Indenture;

                           (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                           (3) the amendment, change or modification of this Agreement or any of the Basic Documents to which the Indenture Trustee, the Securities Administrator or the Owner Trustee, as applicable, is a party;

                           (4) the appointment of successor Certificate Paying Agents and successor Indenture Trustees or Securities Administrator pursuant to the Indenture or the appointment of a successor Servicer or Master Servicer or the consent to the assignment by the Certificate Registrar, Paying Agent, Indenture Trustee or Securities Administrator of its obligations under the Indenture; and

                           (5) the removal of the Indenture Trustee or the Securities Administrator.

                  (e) ORIGINATOR SHALL ACT AS ADMINISTRATOR. By execution of this Agreement, the Originator agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein.

                  Section 7.2 RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee, the Securities Administrator and the Owner Trustee at any time during normal business hours.

                  Section 7.3 ADDITIONAL INFORMATION TO BE FURNISHED. The Administrator shall furnish to the Issuer, the Indenture Trustee, the Securities Administrator and the Owner Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall reasonably request.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1 AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, which consent shall not be unreasonably withheld; provided, however, that any amendment of Article VII of this Agreement shall require the consent of the Issuer and the Owner Trustee.

                  Section 8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 8.3 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered addressed as follows:

                  (i)      if to the Seller:
                                      Renaissance REIT Investment Corp.
                                      1000 Woodbury Road
                                      Woodbury, New York 11797
                                      Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  (ii)     if to the Purchaser:
                                      Renaissance Mortgage Acceptance Corp.
                                      1000 Woodbury Road
                                      Woodbury, New York 11797
                                      Attention: Chief Financial Officer

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  (iii)    if to the Originator:
                                      Delta Funding Corporation
                                      1000 Woodbury Road

                                      Woodbury, New York 11797
                                      Attention: Chief Financial Officer

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  (iv)     if to the Owner Trustee:
                                      Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, Delaware 19890-0001
                                      Attention: Corporate Trust Administration

                  (v)      if to the Issuer:
                                      Renaissance Home Equity Loan Trust Series
                                      2005-1
                                      c/o Delta Funding Corporation
                                      1000 Woodbury Road
                                      Woodbury, New York 11797
                                      Attention: Morris Kutcher

                  (vi)     if to the Securities Administrator:
                                      Wells Fargo Bank, N.A.
                                      9062 Old Annapolis Road
                                      Columbia, Maryland 21045
                                      Attention: Corporate Trust Services--
                                      Renaissance HEL Trust 2005-1

                  (vi)     if to the Indenture Trustee:
                                      HSBC Bank USA, N.A.
                                      452 Fifth Avenue
                                      New York, New York 10018
                                      Attention: Corporate Trust/Renaissance HEL
                                      Trust 2005-1

                  Section 8.4 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 8.5 RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

                  Section 8.7 FURTHER AGREEMENTS. The Purchaser, the Originator and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 8.8 INTENTION OF THE PARTIES. The Seller and the Purchaser agree that it is their intention that the sale of the Mortgage Loans to the Purchaser, and the Purchaser's sale of the Mortgage Loans to the Issuer pursuant to the Trust Agreement shall be treated for federal, stated and local tax purposes as a transfer directly by the Seller to the Issuer (with the Issuer's issuance of the Notes treated for federal, state and local tax purposes as the issuance by the Seller of indebtedness secured by the Mortgage Loans) and mutually covenant to report this and all related transactions for all federal, stated and local tax reporting purposes in a manner consistent with that intent. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal, stated and local tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 8.9 SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Originator, the Purchaser and their respective successors and assigns. The obligations of the Seller and the Originator under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that (i) the Purchaser is acquiring the Mortgage Loans for the purpose of selling them to the Issuer who will in turn pledge the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and (ii) the Purchaser is acquiring the rights with respect to the Group I Interest Rate Cap Agreement and the NIMs Interest Rate Cap Agreement for the purpose of transferring them to the Issuer who will in turn assign these rights to the Indenture Trustee for the benefit of the Noteholders. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller and the Originator acknowledge and consent to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller and the Originator pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller and the Originator pursuant to this Agreement as assigned by the Purchaser and (ii) the assignment by the Issuer to the Indenture Trustee of such rights and to the enforcement or exercise of any right or remedy by the Indenture Trustee, or the Servicer or the Master Servicer acting pursuant to the Servicing Agreement, against the Seller and the Originator pursuant to this Agreement as assigned by the Issuer. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

                  Section 8.10 SURVIVAL. The representations and warranties made herein by the Seller and the Originator and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

                  Section 8.11 THIRD PARTY BENEFICIARY. Each of the Indenture Trustee, the Owner Trustee and the Issuer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

                  IN WITNESS WHEREOF, the Seller, the Originator and the Purchaser have caused their names to be signed to this Mortgage Loan Sale and Contribution Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.
                                      as Purchaser


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:



                                      RENAISSANCE REIT INVESTMENT CORP.
                                      as Seller


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:



                                      DELTA FUNDING CORPORATION
                                      as Originator


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                (FILED MANUALLY)



                                       B-1